Exhibit 10.29

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ASSET PURCHASE AGREEMENT

By and between

Amylin Pharmaceuticals, LLC,

AstraZeneca Pharmaceuticals LP (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2)

and

Aegerion Pharmaceuticals, Inc.

Dated as of November 5, 2014

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TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		1

1.1	Certain Defined Terms	1
1.2	Construction	11

ARTICLE 2 SALE AND PURCHASE OF ASSETS; LIABILITIES; TRANSITIONAL TRADEMARK LICENSE		12

2.1	Sale of Purchased Assets	12
2.2	Liabilities	13
2.3	Consideration	14
2.4	Closing.	14
2.5	Transitional Trademark License	16
2.6	Covenant Not to Sue	17

ARTICLE 3 REPRESENTATIONS AND WARRANTIES		17

3.1	Representations and Warranties of Seller	17
3.2	Representations and Warranties of Buyer	24
3.3	Exclusivity of Representations	26

ARTICLE 4 PRE-CLOSING COVENANTS		26

4.1	Access and Information	26
4.2	Ordinary Course of Business	27
4.3	Obligation to Consummate the Transaction	29
4.4	Competition Filings	30
4.5	Negotiation and Completion of Transitional Services Agreement	32

ARTICLE 5 ADDITIONAL COVENANTS		32

5.1	Cooperation in Litigation and Investigations	32
5.2	Further Assurances	32
5.3	Publicity	34
5.4	Confidentiality	35
5.5	Regulatory Transfers	36
5.6	Regulatory Responsibilities	37
5.7	Commercialization	37
5.8	Certain Tax Matters	38
5.9	Accounts Receivable and Payable	39
5.10	Wrong Pockets	40
5.11	Satisfaction of Certain Payment Obligations	41

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ARTICLE 6 CONDITIONS PRECEDENT		41

6.1	Conditions to Obligations of Buyer and Seller	41
6.2	Conditions to Obligations of Buyer	41
6.3	Conditions to Obligations of Seller	42
6.4	Frustration of Closing Conditions	43

ARTICLE 7 INDEMNIFICATION		43

7.1	Indemnification	43
7.2	Claim Procedure	44
7.3	Limitations on Indemnification	46
7.4	Tax Treatment of Indemnification Payments	48
7.5	Exclusive Remedy	48
7.6	Setoff Rights	48
7.7	Disclaimer	48

ARTICLE 8 TERMINATION		49

8.1	Termination	49
8.2	Procedure and Effect of Termination	50

ARTICLE 9 MISCELLANEOUS		50

9.1	Governing Law, Jurisdiction, Venue and Service	50
9.2	Notices	51
9.3	No Benefit to Third Parties	53
9.4	Waiver and Non-Exclusion of Remedies	53
9.5	Expenses	53
9.6	Assignment	53
9.7	Amendment	53
9.8	Severability	54
9.9	Equitable Relief	54
9.10	English Language	54
9.11	Bulk Sales Statutes	54
9.12	Counterparts	54
9.13	Entire Agreement	54

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SCHEDULES

Schedule 1.1.1	Existing Clinical Trials
Schedule 1.1.2	Permitted Encumbrances
Schedule 1.1.3	Purchased Domain Names
Schedule 1.1.4	Purchased Patents
Schedule 1.1.5	Purchased Trademarks
Schedule 1.1.6	Seller Marks
Schedule 1.1.7	Seller’s Knowledge
Schedule 2.1.1(a)(i)	Purchased Contracts: All Rights
Schedule 2.1.1(a)(ii)	Purchased Contracts: Partial Assignment
Schedule 2.1.1(b)	Purchased Regulatory Approvals
Schedule 2.1.1(c)	Purchased Inventory
Schedule 2.4.2(a)(iii)	Purchased Assets Delivery Schedule
Schedule 4.2	Exceptions to Ordinary Course of Business
Schedule 5.11	Certain Payment Obligations

EXHIBITS

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Key Terms of BMS Agreement
Exhibit C	Form of Domain Name Assignment
Exhibit D	Form of Patent Assignment
Exhibit E	Form of Trademark Assignment
Exhibit F	Form of Transitional Services Agreement
Exhibit G	Required Consents
Exhibit H	Section 4.3 Matters (Part 1)
Exhibit I	Section 4.3 Matters (Part 2)
Exhibit J	Form of Signing Press Release

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INDEX OF DEFINED TERMS

Defined Term	Page	Defined Term	Page
Accountants	1	Excluded Assets	4
Accounts Receivable	2	Excluded Liabilities	4
Act	2	Execution Date	1
Adverse Event	2	Existing Clinical Trials	5
Affiliate	2	Exploit	5
Allocation	14	FDA	5
Ancillary Agreements	2	Fundamental Reps	5
Apportioned Obligations	36	GAAP	5
Assumed Liabilities	13	Governmental Authority	5
AZPLP	1	HSR Act	5
Bill of Sale	2	IND	5
BLA	2	Indemnification Certificate	44
BLA Approval Date	2	Indemnified Party	44
BMS	2	Indemnifying Party	44
BMS Agreement	2	Law	5
Business Day	3	Liabilities	5
Buyer	1	Licensed Registered Product IP	23
Buyer Confidential Information	35	Litigation	6
Buyer Indemnitees	39	Loss	6
Buyer Material Adverse Effect	3	Losses	6
Buyer Permitted Purpose	36	Manufacture	6
cGCP	3	Manufacturing	6
cGMP	3	Material Adverse Effect	6
Claim Notice	45	Non-Controlling Party	45
Closing	14	Notice	51
Closing Date	3	Out-Licensed Territory	7
Code	3	Owned Registered Product IP	23
Confidential Information	35	Parties	1
Confidentiality Agreement	3	Party	1
Contract	3	Patent Assignment	7
Control	3	Patent Rights	7
Controlling Party	45	Payee	38
Disclosing Party	35	Payer	38
Disclosure Schedules	4	Payments	35
Domain Name Assignment	4	Permitted Encumbrance	7
Domain Names	4	Permitted Person	15
EMA	4	Person	7
Encumbrance	4	Post-Closing Tax Period	39
End Date	49	Pre-Closing Tax Period	39
Enforceability Exceptions	18	Product	7
EU Orphan Designations	4	Product Business	8

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Product Manufacturing Know-How	8	Representatives	26
Product Promotional Materials	8	Seller	1
Product Records	8	Seller Confidential Information	36
Purchase Price	14	Seller Indemnitees	43
Purchased Assets	12	Seller Marks	10
Purchased BLA	9	Seller Permitted Purpose	35
Purchased Contracts	12	Seller’s Knowledge	10
Purchased Domain Names	9	Shionogi	10
Purchased EU Orphan Designations	9	Shionogi License Agreement	10
Purchased INDs	9	Shionogi-owned or Controlled Records	10
Purchased Intellectual Property	9	Survival Date	47
Purchased Inventory	12	Tax Return	10
Purchased Patents	9	Taxes	10
Purchased Regulatory Approvals	12	Territory	10
Purchased Trademarks	9	Third Party	11
Receiving Party	35	Trademark	11
Regulatory Approval	9	Trademark Assignment	11
Regulatory Authority	9	Transfer Taxes	38
Regulatory Documentation	9	Transitional Services Agreement	11

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ASSET PURCHASE AGREEMENT (this “Agreement”) is made and executed as of November 5, 2014 (the “Execution Date”), by and between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Amylin” or “Seller”), solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2, AstraZeneca Pharmaceuticals LP, a Delaware limited partnership (“AZPLP”, and, together with Amylin but solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2, “Seller”), and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Amylin and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller and certain of its Affiliates are engaged in the Product Business;

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain assets and rights associated with the Product and the Product Business, upon the terms and conditions hereinafter set forth; and

WHEREAS, at the Closing, Seller and Buyer intend to enter into the Ancillary Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth and set forth in the Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“Accountants” means an accounting firm of national reputation in the United States (excluding each of Seller’s and Buyer’s respective regular outside accounting firms) as may be mutually acceptable to Seller and Buyer; provided, however, if Seller and Buyer are unable to agree on such accounting firm within 10 days or any such mutually selected accounting firm is unwilling or unable to serve, then Seller shall deliver to Buyer a list of three other accounting firms of national reputation in the United States that have not performed services for Seller or Buyer in the preceding three-year period, and Buyer shall select one of such three accounting firms.

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“Accounts Receivable” means all accounts receivable, notes receivable and other indebtedness due and owed by any Third Party to Seller or any of its Affiliates arising from sales of the Product by or on behalf of Seller or its Affiliates prior to the Closing Date.

“Act” means the United States Federal Food, Drug, and Cosmetic Act.

“Adverse Event” means, with respect to a product, any undesirable, untoward or noxious event or experience associated with the use, or occurring during or following administration, of such product in humans, occurring at any dose, whether expected and whether considered related to or caused by such product, including such an event or experience as occurs in the course of the use of such product in professional practice, in a clinical trial, from overdose, whether accidental or intentional, from abuse, from withdrawal or from a failure of expected pharmacological or biological therapeutic action of such product, and including those events or experiences that are required to be reported to the FDA under 21 C.F.R. sections 312.32, 314.80 or 600.80, as applicable, or to foreign Governmental Authorities under corresponding applicable Law outside the United States.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). For clarity, none of Shionogi & Co., Ltd., BMS or any of their affiliates is an Affiliate of Seller.

“Ancillary Agreements” means the Bill of Sale, the Transitional Services Agreement, the BMS Agreement, the Domain Name Assignment, the Trademark Assignment and the Patent Assignment.

“Bill of Sale” means the Bill of Sale and Assignment and Assumption Agreement, in substantially the form of Exhibit A.

“BLA” means a Biologics License Application as described in 21 C.F.R. §601.2, or equivalent FDA application or application in any applicable foreign jurisdiction.

“BLA Approval Date” means February 24, 2014.

“BMS” means Bristol-Myers Squibb Company, a Delaware corporation.

“BMS Agreement” means the agreement to be entered into at Closing relating to certain obligations of Seller and its Affiliates under the Amended and Restated Stock and Asset Purchase Agreement, dated as of January 31, 2014, by and between Affiliates of Seller and BMS, the key terms of which are set forth on Exhibit B.

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“Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in New York, New York are permitted or obligated by Law to remain closed.

“Buyer Material Adverse Effect” means any event, fact, condition, occurrence, change or effect that prevents or materially impedes or delays the consummation by Buyer of the transactions contemplated by this Agreement or the Ancillary Agreements.

“cGCP” means the then-current ethical, scientific, and quality standards required by FDA for designing, conducting, recording, and reporting trials that involve the participation of human subjects, as set forth in FDA regulations in 21 C.F.R. Parts 50, 54, 56, and 312, and by the International Conference on Harmonization E6: Good Clinical Practices Consolidated Guideline, or as otherwise required by applicable Law.

“cGMP” means the then-current standards of good manufacturing practice for the manufacture, processing, packaging, testing or holding of a medicinal product for human use to assure that such medicinal product meets the requirements of applicable Law and other requirements of any Governmental Authority as to safety, identity and strength, and meets the quality and purity characteristics that such medicinal product purports or is represented to possess, including as set forth by (i) the FDA in 21 C.F.R. Parts 210 and 211 and (ii) the European Commission in the EU Guidelines to Good Manufacturing Practice for medicinal products.

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986.

“Confidentiality Agreement” means the Confidentiality Agreement, dated July 22, 2014, by and between AZPLP and Buyer.

“Contract” means any contract, agreement, lease, sublease, license, sublicense or other legally binding commitment or arrangement, whether written or oral.

“Control” means, with respect to any Domain Name, Patent Right, Trademark, item of Product Manufacturing Know-How, Regulatory Approval or Regulatory Documentation, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Domain Name, Patent Right, Trademark, item of Product Manufacturing Know-How, Regulatory Approval or Regulatory Documentation, as provided for herein or in any Ancillary Agreement without violating the terms of any Contract or other arrangement with any Third Party.

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“Disclosure Schedules” means the disclosure schedules of Seller related to the representations and warranties of Seller set forth in Section 3.1.

“Domain Name Assignment” means the Domain Name Assignment, in substantially the form of Exhibit C.

“Domain Names” means internet or global computing network addresses or locations, including all generic top-level domains (“gTLDs”) and country code top-level domains (“ccTLDs”).

“EMA” means the European Medicines Agency and any successor agency thereto.

“Encumbrance” means any mortgage, lien (statutory or otherwise), license, pledge, security interest, hypothecation, restriction, demand, charge, claim of ownership, preference, priority, title defect, encroachment, option, right of first refusal or other encumbrance.

“EU Orphan Designations” means the orphan drug designations granted by the European Commission designating the Product as an orphan medicinal product.

“Excluded Assets” means, other than the Purchased Assets, all assets, property, rights and interests of Seller and its Affiliates, including (a) all intellectual property and intellectual property rights of Seller and its Affiliates (other than the Purchased Intellectual Property or intellectual property rights set forth in the Purchased Contracts), (b) all tangible personal property of Seller or any of its Affiliates (other than the Purchased Inventory), (c) all Accounts Receivable, and (d) all Manufacturing-related assets of Seller or any of its Affiliates.

“Excluded Liabilities” means all Liabilities of Seller or any of its Affiliates other than the Assumed Liabilities, and shall include, notwithstanding anything else herein, (i) subject to Section 5.8 of this Agreement and Section 3.4 of the Transitional Services Agreement, any Liability for Taxes of Seller or any of its Affiliates (whether or not incurred prior to, on, or after, the Closing Date); (ii) any Liability for Taxes related to the Product Business or the Purchased Assets attributable to the Pre-Closing Tax Period; (iii) any Liability of Seller or any of its Affiliates for Taxes of any Person as a transferee, successor, by contract or otherwise, in the case of (i)-(iii), other than as described in Section 5.8.2 hereof; (iv) all Liabilities of Seller and its Affiliates (a) arising under this Agreement or the Ancillary Agreements or (b) from the consummation of the transaction contemplated hereby and thereby; (v) all Liabilities arising out of claims, including product liability or similar claims, of Third Parties in respect of the marketing, promotion or sale of the Product (whether or not defective) prior to the Closing, or the use after the Closing of any Product sold prior to the Closing, and all Liabilities arising out of claims of Third Parties due to or relating to any recall of any Product sold prior to Closing; (vi) all Liabilities of Seller and its Affiliates under or to the extent related

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to the Purchased Assets arising from circumstances or events arising or occurring prior to the Closing Date; (vii) all accrued receipts and accounts payable arising out of the operation or conduct of the Product Business prior to the Closing; and (viii) any Liabilities of Seller or its Affiliates to BMS under the Amended and Restated Stock and Asset Purchase Agreement, dated as of January 31, 2014, by and between an Affiliate of Seller and BMS (other than as solely set forth in the BMS Agreement).

“Existing Clinical Trials” means the ongoing clinical trial commitments set forth on Schedule 1.1.1.

“Exploit” means to make, have made, import, export, use, have used, sell, offer for sale, have sold, research, develop, commercialize, register, hold or keep (whether for disposal or otherwise), transport, distribute, promote, market, or otherwise dispose of, but excludes to Manufacture or have Manufactured.

“FDA” means the United States Food and Drug Administration and any successor agency thereto.

“Fundamental Reps” means the representations and warranties set forth in Section 3.1.1 (Entity Status), Section 3.1.2 (Authority), Section 3.1.4 (No Broker), Section 3.1.6 (Purchased Assets), Section 3.2.1 (Corporate Status), Section 3.2.2 (Authority), Section 3.2.4 (No Broker) and 3.2.7 (Financial Capacity).

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any supranational, international, federal, state or local court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, including the FDA and any corresponding foreign agency.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“IND” means an Investigational New Drug Application submitted in accordance with 21 C.F.R. Part 312 or any corresponding foreign application.

“IRS” means the Internal Revenue Service.

“Law” means any domestic or foreign, federal, state or local statute, law (including common law), treaty, judgment, ordinance, rule, administrative interpretation, regulation, order or other requirement having the force of law of any Governmental Authority.

“Liabilities” means any debts, liabilities, obligations, commitments, claims or complaints, whether accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, determined or determinable (including all adverse reactions, recalls, product and packaging complaints and other liabilities) and whether or not the same would be required to be reflected in financial statements or disclosed in the notes thereto.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

“Litigation” means any claim, action, arbitration, mediation, hearing, proceeding, suit, warning letter, or notice of violation.

“Loss” or “Losses” means any losses, costs, damages, deficiencies, assessments, judgments, fines, penalties, amounts paid in settlement and reasonable costs and expenses incurred in connection therewith, including reasonable costs and expenses of suits and proceedings, and reasonable fees and disbursements of counsel and reasonable experts fees and expenses.

“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of the Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

“Material Adverse Effect” means an event, fact, condition, occurrence, change or effect that (a) is materially adverse to the business, results of operations or financial condition of the Product Business, the Purchased Assets and the Assumed Liabilities, taken as a whole, or (b) prevents or materially impedes or materially delays the consummation by Seller of the transactions contemplated by this Agreement and the Ancillary Agreements; provided, however, that, except as provided in clause (vii) below, none of the following, and no events, facts, conditions, occurrences, changes or effects resulting from the following, shall be deemed (individually or in combination) to constitute, or shall be taken into account in determining whether there has been, a “Material Adverse Effect”: (i) political or economic conditions or conditions affecting the capital or financial markets generally; (ii) conditions generally affecting any industry or industry sector in which the Product Business operates or competes or in which the Product is Manufactured or Exploited, including increases in operating costs; (iii) any change in accounting requirements or applicable Law; (iv) any hostility, act of war, sabotage, terrorism or military actions, or any escalation of any of the foregoing; (v) any hurricane, flood, tornado, earthquake or other natural disaster or force majeure event; (vi) the public announcement, execution or delivery of this Agreement or the pendency or consummation of the transactions contemplated hereby, including any reduction in revenue, any disruption in (or loss of) supplier, distributor, customer, partner or similar relationships or any loss of employees resulting therefrom; (vii) the failure of the Product Business to achieve any financial projections, predictions or forecasts (provided, that the underlying causes of such failure shall not be excluded); and (viii) the failure to take any action that Seller or any of its Affiliates has requested the consent of Buyer to take (where such consent is required hereunder and unreasonably withheld, conditioned or delayed by Buyer, provided, that in such case Seller has made Buyer aware that withholding, conditioning or delaying such consent could reasonably be expected to result in a Material Adverse Effect) and for which Buyer did not grant such consent or the taking of any action by Seller or any of its Affiliates that is contemplated by this

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Agreement or that Buyer has expressly requested be taken; except, in each of clauses (i) through (iii), for those conditions that have a disproportionate effect on the Product Business, the Purchased Assets and Assumed Liabilities, taken as a whole, relative to other Persons operating businesses similar to the Product Business in the Territory.

“NDC” means National Drug Code.

“Out-Licensed Territory” means Japan, South Korea and The Republic of China (Taiwan).

“Patent Assignment” means the Patent Assignment, in substantially the form of Exhibit D.

“Patent Rights” means (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)); and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

“Permitted Encumbrance” means any (a) Encumbrance for Taxes not yet due or payable; (b) Encumbrance caused by Law that does not or would not be reasonably expected to materially detract from the current value of, or materially interfere with, the present use and enjoyment of any Purchased Asset subject thereto or affected thereby in the ordinary course of business of the Product Business; (c) right, title or interest of a licensor or licensee as set forth in a Purchased Contract; and (d) any Encumbrance disclosed on Schedule 1.1.2.

“Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, corporation, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, or any other legal entity, including a Governmental Authority.

“Product” means (a) the biological product metreleptin for injection, marketed as Myalept® in the United States, that is the subject of the Purchased BLA and the Purchased EU Orphan Designations, and (b) any other forms, presentations, dosages, formulations, back-ups, improvements or next generation products thereof in existence as of the Closing Date, in each case ((a) and (b)), to the extent Controlled by Seller or any of its Affiliates as of the Closing Date.

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EXCHANGE COMMISSION.

“Product Business” means the sourcing, Manufacture and Exploitation of the Product, subject, in the case of the Out-Licensed Territory, to the Shionogi License Agreement.

“Product Manufacturing Know-How” means the technology, processes, techniques, specifications, inventions, assays, quality control and testing procedures, trade secrets, know-how and other proprietary information to the extent used by or on behalf of Seller exclusively for or exclusively in connection with Manufacturing the Product that are currently in existence and owned or Controlled by Seller; provided, that Product Manufacturing Know-How does not include any of such information that (a) is in the public domain or becomes publicly disclosed (other than as a result of any disclosure by Buyer (prior to the Closing) or Seller (after the Closing), in either case, in breach of its obligations under Section 5.4), or (b) is owned or Controlled by Shionogi.

“Product Promotional Materials” means, to the extent in the possession of Seller or any of its Affiliates, “advertisements,” as set forth by FDA in 21 C.F.R. § 202.1 (k)(1) or other applicable Governmental Authority, “labeling,” as set forth by FDA in 21 C.F.R. § 202.1 (k)(2) or other applicable Governmental Authority, the telephone number “855-6MYALEPT”, promotional and media materials, sales training materials (including related quizzes and answers and medical response information, if any), existing customer lists, co-pay cards, other marketing data and materials, trade show materials (including displays) and videos, including materials containing clinical data, sample kits and detail kits, if any, to the extent used exclusively for the commercialization of the Product in the jurisdictions in the Territory where the Product is approved for commercial sale.

“Product Records” means all books and records, including patient information, payor information and lists of targeted prescribers, relating exclusively to the Product or to the Product Business (other than the Regulatory Documentation) and to the extent (a) useful to the Product Business and actually used by Seller or any of its Affiliates in the Exploitation or Manufacture of the Product as of the Closing Date or (b) owned, maintained and in the possession or Control of Seller or any of its Affiliates and reasonably necessary to Exploit or Manufacture the Product as of the Closing Date, but excluding, in all cases, (i) all books, documents, records and files prepared in connection with or relating to the transactions contemplated under this Agreement, including bids received from Third Parties and strategic, financial or Tax analyses relating to the divestiture of the Purchased Assets, the Assumed Liabilities, the Product and the Product Business, (ii) trade secrets of Third Parties, (iii) any attorney work product, attorney-client communications and other items protected by established legal privilege, unless the books and records can be transferred without losing such privilege, (iv) human resources and any other employee books and records, (v) any financial, Tax and accounting records to the extent not related to the Product, (vi) any items to the extent applicable Law prohibits their transfer or where transfer thereof would subject Seller or any of its Affiliates to any Liability, (vii) electronic mail and (viii) any books and records owned or Controlled by Shionogi.

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“Purchased BLA” means BLA #125390.

“Purchased Domain Names” means all rights in the Territory to the Domain Names, sites and applications and registrations therefor listed on Schedule 1.1.3.

“Purchased EU Orphan Designations” means the EU Orphan Designations listed on Schedule 2.1.1(b).

“Purchased INDs” means INDs listed on Schedule 2.1.1(b).

“Purchased Intellectual Property” means, with respect to the Product, the Product Manufacturing Know-How, the Purchased Domain Names, the Purchased Trademarks and the Purchased Patents.

“Purchased Patents” means the Patent Rights that are listed on Schedule 1.1.4.

“Purchased Trademarks” means the Trademarks that are listed on Schedule 1.1.5.

“Regulatory Approval” means, with respect to the Product, any and all approvals (including BLAs and supplements and amendments thereto and INDs), licenses, registrations (except manufacturing establishment registrations) or authorizations of any Governmental Authority necessary to commercially distribute, sell or market the Product in the Territory, as applicable, including, where applicable in the Territory, (a) pricing or reimbursement approvals, (b) pre- and post-approval marketing authorizations, (c) labeling approvals, and (d) orphan designations.

“Regulatory Authority” means any Governmental Authority that is concerned with the safety, efficacy, reliability, Manufacture, investigation, sale or marketing of pharmaceutical products, medical products, biologics or biopharmaceuticals, including the FDA and the EMA.

“Regulatory Documentation” means, with respect to the Product, all (a) documentation comprising the Regulatory Approvals and all applications for Regulatory Approvals, (b) correspondence and reports exclusively related to the Product submitted to or received from Governmental Authorities (including minutes and official contact reports relating to any communications with any Governmental Authority) and relevant supporting documents with respect thereto, including all regulatory drug lists, final advertising and promotion documents, Adverse Event files and complaint files and (c) data (including clinical and pre-clinical data, animal study data and global safety data) contained in any of the foregoing, in each case ((a), (b) and (c)), to the extent in the possession or Control of Seller or any of its Affiliates, but excluding any of the foregoing to the extent owned or Controlled by Shionogi.

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“REMS” means risk evaluation and mitigation strategy.

“Seller Marks” means the trade names, corporate names and corporate logos of Seller or Seller’s Affiliates that are used by Seller or any of Seller’s Affiliates in connection with the Product Business prior to or as of the Closing Date, as listed on Schedule 1.1.6.

“Seller’s Knowledge” means the actual knowledge of the each of the individuals listed on Schedule 1.1.7 after reasonable investigation within the scope of each such individual’s respective functional areas.

“Shionogi” means Shionogi & Co., Ltd and its Affiliates.

“Shionogi License Agreement” means that certain License Agreement between Seller and Shionogi, dated July 8, 2009.

“Shionogi-owned or Controlled Records” means all books, records, regulatory documents, know-how and information that would be Product Records, Regulatory Documentation or Product Manufacturing Know-How if not owned or Controlled by Shionogi and to which Seller or any of its Affiliates have rights under the Shionogi License Agreement.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and includes any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

“Taxes” means all taxes of any kind, and all charges, fees, customs, levies, duties, imposts, required deposits or other assessments, including all federal, state, local or foreign net income, capital gains, gross income, gross receipt, property, franchise, sales, use, excise, withholding, payroll, employment, social security, worker’s compensation, unemployment, occupation, escheat obligation, capital stock, transfer, gains, windfall profits, net worth, asset, transaction and other taxes, and any interest, penalties or additions to tax with respect thereto, imposed upon any Person by any taxing authority or other Governmental Authority under applicable Law.

“Territory” means the entire world, except for the Out-Licensed Territory.

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“Third Party” means any Person other than Seller, Buyer and their respective Affiliates and permitted successors and assigns.

“Trademark” means any word, name, symbol, color, product shape, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, product configuration, logo or business symbol, whether or not registered, and all goodwill associated therewith and symbolized thereby.

“Trademark Assignment” means the Trademark Assignment, in substantially the form of Exhibit E.

“Transitional Services Agreement” means the Transitional Services Agreement, in substantially the form attached as Exhibit F.

1.2 Construction. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein does not limit the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Unless otherwise specified or where the context otherwise requires, (a) references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement; (b) references in any Section to any clause are references to such clause of such Section; (c) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to a Person are also to its permitted successors and assigns; (e) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, in each case, as in effect at the relevant time of reference thereto; (f) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto; (g) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if” and (h) references to monetary amounts are denominated in United States Dollars.

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ARTICLE 2

SALE AND PURCHASE OF ASSETS; LIABILITIES; TRANSITIONAL TRADEMARK LICENSE

2.1 Sale of Purchased Assets.

2.1.1 Purchase and Sale of Purchased Assets. Upon the terms and subject to the conditions of this Agreement and the Ancillary Agreements, at and effective as of the Closing, Seller shall (or shall cause its applicable Affiliates to) sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and accept from Seller (or such Affiliates), the following (collectively, the “Purchased Assets”), free and clear of any Encumbrances (other than Permitted Encumbrances):

(a) (i) all rights and interests of Seller or its Affiliates under the Contracts set forth on Schedule 2.1.1(a)(i) and (ii) those certain rights and interests of Seller or its Affiliates set forth on Schedule 2.1.1(a)(ii) under the Contracts listed on Schedule 2.1.1(a)(ii), in each case ((i) and (ii)), as such Schedule may be updated by Seller not less than two Business Days prior to the Closing Date solely to include rights and interests under any written Contracts relating to the Product Business entered into by Seller prior to the Execution Date, or after the Execution Date in accordance with Section 4.2, in each case, to the extent that Buyer so elects to accept any such Contract in its reasonable discretion or to the extent Buyer had previously consented to Seller entering into such Contract pursuant to Section 4.2.2(d), and in each case, excluding all rights, claims or causes of action (including warranty claims and Accounts Receivable) of Seller thereunder related to products supplied or services provided to Seller prior to the Closing that are not included in the Purchased Assets (the “Purchased Contracts”);

(b) all rights and interests of Seller and its Affiliates to or in all Regulatory Approvals listed on Schedule 2.1.1(b) from and after the Closing (the “Purchased Regulatory Approvals”);

(c) the inventory of cell lines, master cell banks, working cell banks, reference standards, analytical markers and washed inclusion body paste, in each case relating exclusively to the Product; analytical reagents unique to the Product; samples used in stability studies with respect to the Product; released drug substance and work-in-process used exclusively in connection with the Manufacture of the Product; and labeled or unlabeled released filled Product (together with any Product packaging materials thereon), in each case, owned as of the Closing by Seller or any of Seller’s Affiliates that have not been sold to a wholesaler or distributor, including the inventory listed on Schedule 2.1.1(c) (the “Purchased Inventory”);

(d) all rights in and with respect to the collection of any proceeds from any insurance claim (including, subject to Section 2.1.4, any self-insured claim) or any contractual claim for recovery against a Third Party under a Purchased Contract, in any case, for any Loss related to any of the Purchased Inventory arising out of any circumstance or event occurring or arising between the Execution Date and the Closing Date to the extent that such Loss has not been cured by Seller or any of its Affiliates;

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(e) the Regulatory Documentation;

(f) the Product Records;

(g) the Product Promotional Materials;

(h) all of Seller’s and its Affiliates’ rights in and under the Purchased Intellectual Property;

(i) all of Seller’s and its Affiliates’ rights to the sourcing and Exploitation of the Product in the Out-Licensed Territory, including all of Seller’s and its Affiliates’ rights to the Shionogi-owned or Controlled Records, subject to the terms of the Shionogi License Agreement; and

(j) all of Seller’s and its Affiliates’ rights under the Contracts set forth on Schedule 2.1.1(j), as such Schedule may be updated by Seller not less than two Business Days prior to the Closing Date, to the extent that Buyer so elects to accept any such additional Contract in its reasonable discretion.

2.1.2 Excluded Assets. Buyer shall not acquire pursuant to this Agreement or any Ancillary Agreement, and Seller shall retain following the Closing Date, the Excluded Assets.

2.1.3 Retention of Rights. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, Seller retains, on behalf of itself and its Affiliates, a limited, nontransferable license in and to the Purchased Assets, in each case, as may be necessary or useful to perform its obligations under this Agreement or any Ancillary Agreement and solely for such purpose.

2.1.4 Self-Insured Claims. Buyer shall be entitled to recover proceeds of self-insured claims pursuant to Section 2.1.1(d) (and such rights to recovery shall be transferred to Buyer) only to the extent that (a) the associated Loss is not covered by Third Party insurance available to Buyer or Seller (provided that such self-insurance amounts shall not be available to Buyer to satisfy any liability with respect to any deductible or cap that is applicable to such insurance), and (b) Buyer has used reasonable efforts to recover such Losses, and no recovery of such Losses has been obtained using such efforts, from any Third Party.

2.2 Liabilities.

2.2.1 Assumed Liabilities. Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall assign to Buyer and Buyer shall unconditionally assume from Seller or its Affiliates and agree to pay and discharge when due, (a) all Liabilities of Seller and its Affiliates under or relating to the Purchased Assets or the Product Business arising from

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circumstances or events arising or occurring on or after the Closing Date and (b) all Liabilities arising out of or related to Product Manufactured or sold on or after the Closing Date, ((a) and (b) collectively, the “Assumed Liabilities”) other than any Liabilities of Seller or its Affiliates to BMS under the Amended and Restated Stock and Asset Purchase Agreement, dated as of January 31, 2014, by and between an Affiliate of Seller and BMS (other than as set forth in the BMS Agreement).

2.2.2 Excluded Liabilities. Buyer shall not assume any Liabilities of Seller or any of its Affiliates other than the Assumed Liabilities, and the Excluded Liabilities shall remain the sole obligation and responsibility of Seller and its Affiliates.

2.3 Consideration.

2.3.1 Purchase Price. In consideration of the conveyances contemplated under Section 2.1, on the Closing Date, Buyer shall pay to Seller $325,000,000 (the “Purchase Price”), by wire transfer of immediately available funds to the account designated by Seller by notice to Buyer at least three Business Days prior to the Closing Date, and assume the Assumed Liabilities.

2.3.2 Allocation of Consideration. Buyer shall allocate the purchase price (including the Assumed Liabilities, to the extent properly taken into account under Section 1060 of the Code) among the purchased assets in accordance with Section 1060 of the Code (the “Allocation”) prior to or within 60 days following the Closing and shall deliver to Seller a copy of such Allocation (IRS Form 8594) promptly after such determination. Seller shall have the right to review and raise any objections in writing to the Allocation during the 10-day period after its receipt thereof. If Seller disagrees with respect to any item in the Allocation, the Parties shall negotiate in good faith to resolve the dispute. If the Parties are unable to agree on the Allocation within 30 days after the commencement of such good faith negotiations (or such longer period as Seller and Buyer may mutually agree in writing), then the Accountants shall be engaged at that time to review the Allocation, and shall make a determination as to the resolution of such Allocation. The determination of the Accountants regarding the Allocation shall be delivered as soon as practicable following engagement of the Accountants, but in no event more than 60 days thereafter, and shall be final, conclusive and binding upon Seller and Buyer, and Buyer shall revise the Allocation accordingly. Buyer and Seller shall each cause to be filed Form 8594 and any amended Form 8594 with the IRS. Seller, on the one hand, and Buyer on the other hand, shall each pay one-half of the cost of the Accountants.

2.4 Closing.

2.4.1 Closing. Pursuant to the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated hereby (the “Closing”) shall take place at the Washington, D.C. offices of Covington & Burling LLP, at 10:00 a.m. local time, on a Business Day on a date not later than two Business Days following the later of (a) the satisfaction of all conditions (other than those that by their terms are to be satisfied or taken at

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the Closing) set forth in Article 6 (or, to the extent permitted by applicable Law, waived by the Party entitled to the benefits thereof) and (b) January 2, 2015, or such other time and place as Buyer and Seller may agree to in writing. The Closing shall be deemed to have occurred at 12:00 a.m., eastern time, on the Closing Date, such that Buyer shall be deemed the owner of the Purchased Assets on and after the Closing Date.

2.4.2 Closing Deliveries.

(a) Except as otherwise indicated below, at the Closing, Seller shall deliver the following to Buyer:

(i) each of the Ancillary Agreements to which Seller or any of its Affiliates is a party, validly executed by a duly authorized officer of Seller;

(ii) a receipt acknowledging receipt of the Purchase Price in satisfaction of Buyer’s obligations pursuant to Section 2.3.1, validly executed by a duly authorized representative of Seller or the applicable Seller Affiliate;

(iii) the Purchased Assets; provided, that (A) with respect to tangible Purchased Assets, delivery shall, unless the Parties otherwise mutually agree, be to the locations and on the timeframes set forth in Schedule 2.4.2(a)(iii) and (B) Seller may retain copies of the Regulatory Documentation, the Product Records and the Shionogi-owned or Controlled Records included within the Purchased Assets and the Purchased Contracts (and, for clarity, prior to delivering or making available any files, documents, instruments, papers, books and records containing Product Records or constituting Regulatory Documentation to Buyer, Seller shall be entitled to redact from such files, documents, instruments, papers, books and records any information to the extent that it does not relate to the Product Business);

(iv) the consents, permits, authorizations, notices and other items set forth in Exhibit G, in form and substance reasonably satisfactory to Buyer; and

(v) a certificate, dated as of the Closing Date, validly executed by a duly authorized officer of Seller, certifying that all of the conditions set forth in Section 6.2.1 and Section 6.2.2 have been satisfied.

(b) At the Closing, Buyer shall deliver the following to Seller:

(i) each of the Ancillary Agreements to which Buyer is a party, validly executed by a duly authorized officer of Buyer;

(ii) the Purchase Price in accordance with Section 2.3.1 (along with a U.S. Federal Reserve reference number evidencing execution of such payment); and

(iii) a certificate, dated as of the Closing Date, validly executed by a duly authorized officer of Buyer, certifying that all of the conditions set forth in Section 6.3.1 and Section 6.3.2 have been satisfied.

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(c) Buyer shall conduct a quality and completeness review of the Regulatory Documentation transferred to it pursuant to Section 2.4.2(a)(iii) promptly following such transfer and, within 45 days after such transfer, shall notify Seller in writing of any problems or issues experienced by Buyer regarding the completeness, navigation or readability of such transferred Regulatory Documentation that Buyer reasonably and in good faith believes are related to the transfer of such Regulatory Documentation (and not, for example, related to Buyer system capabilities or compatibility). Seller shall use its commercially reasonable efforts to assist Buyer in remedying any such problems or issues (if any) as soon as reasonably practicable following Seller’s receipt of Buyer’s notice of the same.

2.5 Transitional Trademark License.

2.5.1 Seller hereby grants to Buyer (or its Affiliates responsible for operating the Product Business after Closing), and Buyer hereby accepts, a non-exclusive, non-transferable, non-sublicensable (except with respect to such Buyer Affiliates), royalty-free, fully paid-up, license in the Territory to use the Seller Marks solely in connection with the sale and distribution in the Territory of Seller-labeled Product transferred to Buyer as part of the Purchased Assets. Notwithstanding the foregoing, Buyer acknowledges and agrees that the license granted under this Section 2.5.1 is being granted solely for transitional purposes and Buyer shall cease its use of the Seller Marks upon the first to occur of (a) the latest of (i) the sale of all Seller-labeled Product in existence on the Closing Date, (ii) approval by the FDA of removal of the Seller Marks from the REMS supporting documentation, and (iii) the inclusion of Buyer’s biologics license number, name, corporate logo and NDC on Product labeling; provided that Buyer shall file to seek such approvals from the FDA, or, in the event Seller files to seek any such approvals, Buyer shall reasonably cooperate with Seller with respect to such filing(s), in each case no later than the 30th day following the Closing Date, and (b) the first anniversary of the Closing Date; provided that in the event Buyer has not received such approvals from the FDA by the first anniversary of the Closing Date, Seller shall reasonably consider extending for a reasonable additional period of time the license rights set forth in this Section 2.5.1.

2.5.2 To the extent Buyer is utilizing the license granted by Seller in Section 2.5.1, Buyer shall, and shall cause its Affiliates to, (a) comply with all Trademark usage guidelines as may be reasonably specified from time to time by Seller with respect to the manner of use of the Seller Marks; (b) except as required pursuant to the preceding clause (a), not use or add any other labels or Trademarks with, or otherwise alter, the Seller Marks as used in the Product Business as of the Closing Date or change in any way the style of the Seller Marks as used in the Product Business as of the Closing Date, in each case in this clause (b), except as otherwise agreed to or directed by Seller; (c) use the Seller Marks solely in a manner consistent with the quality of goods offered under the Seller Marks as of the Closing; and (d) at Seller’s request, furnish to Seller representative samples of all Product labeling and other materials bearing any of the Seller Marks for quality control purposes.

2.5.3 Buyer shall not, and it shall cause its Affiliates not to, (a) directly or indirectly, at any time challenge Seller’s rights, title or interest in and to the Seller Marks or in

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any registration or registration application therefor; (b) do or cause to be done or fail to do anything, the doing, causing or failing of which would contest or in any way impair or tend to impair Seller’s rights in and to the Seller Marks or in any registrations or registration applications therefor; (c) represent to any Third Party that it has, in any jurisdiction, any ownership rights in or to the Seller Marks or any other rights in the Seller Marks other than the specific rights conferred by this Agreement; (d) register or attempt to register the Seller Marks or any confusingly similar Trademark as a Trademark with any Governmental Authority in its own name or in the name of any Third Party in any jurisdiction; or (e) do any act that endangers, destroys or adversely affects the Seller Marks or the value of the goodwill associated with the Seller Marks.

2.5.4 Buyer hereby acknowledges and agrees that (a) as between the Parties, Seller has exclusive right, title and interest in and to the Seller Marks and to any registration or registration application therefor, (b) nothing herein shall be construed to accord it any rights in the Seller Marks, except for the limited license right expressly conferred by Section 2.5.1, (c) no ownership rights are vested or created in the Seller Marks anywhere in the world by the license granted in Section 2.5.1 and (d) all use of the Seller Marks by Buyer, its Affiliates and its permitted sublicensees, and all goodwill generated in connection therewith, shall inure solely for and to the benefit of Seller.

2.6 Covenant Not to Sue. Effective as of the Closing Date, Seller hereby irrevocably and perpetually covenants that Seller shall not, and it shall cause its Affiliates, successors, transferees and assigns not to (a) sue Buyer or its Affiliates or any licensee, sublicensee, distributor, successor, transferee or assignee (each a “Permitted Person”) of all or substantially all of the Purchased Assets or all or any portion of the Purchased Assets with respect to a particular geographic territory or indication for the Product (provided such indication was marketed or being developed on the Closing Date or during the one-year period preceding the Closing Date) under or (b) commence, knowingly aid, prosecute, or cause to be commenced, knowingly aided or prosecuted any action or other proceeding against any such Permitted Person anywhere in the world under, in each case ((a) and (b)), any intellectual property rights used by Seller or any of its Affiliates prior to the Closing to Manufacture or Exploit the Products in the form marketed or being developed on the Closing Date in connection with the Manufacture or Exploitation of such Products by such Permitted Person on or after the Closing Date, solely to the extent that any such Permitted Person Manufactures or Exploits such Products in the same manner as Seller or any of its Affiliates Manufactures or otherwise Exploits such Products as of the Closing Date; provided that Buyer shall notify Seller promptly after extending any rights under this Section 2.6 to any Third Party.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows, with each such representation and warranty subject to such exceptions, if any, as are set forth in the Disclosure Schedules. Disclosures in any section or paragraph of the Disclosure Schedules are made generally and shall not only address the corresponding section or paragraph of this Agreement, but also other sections or paragraphs of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other sections or paragraphs.

3.1.1 Entity Status. Seller is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Seller is duly qualified to do business and in good standing (to the extent such concept is recognized by the applicable jurisdiction) in each jurisdiction in which the ownership of the Purchased Assets or operation of the Product Business so requires, except to the extent the failure to be so qualified and in good standing would not reasonably be expected to constitute a Material Adverse Effect.

3.1.2 Authority.

(a) Seller has the requisite limited liability company power and authority to (i) own, use and operate the Purchased Assets and to carry on the Product Business as now being conducted and (ii) enter into this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements to which Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company actions of Seller. This Agreement constitutes, and each Ancillary Agreement to which it is a party, when executed and delivered by Seller, will constitute, the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar Laws of general application affecting or relating to the enforcement of creditors rights generally, and subject to equitable principles of general applicability, whether considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(b) Each Affiliate of Seller that will enter into an Ancillary Agreement has the requisite entity power and authority to perform its obligations under each Ancillary Agreement to which it is a party and to consummate the transactions contemplated thereby. The execution and delivery of the Ancillary Agreements to which any Affiliate of Seller is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary organizational actions of such Affiliate. Each Ancillary Agreement, when executed and delivered by an Affiliate of Seller that is a party thereto, will constitute the valid and legally binding obligation of such Affiliate, enforceable against such Affiliate in accordance with its terms, subject to the Enforceability Exceptions.

3.1.3 Non-Contravention. The execution, delivery and performance by Seller of this Agreement and each Ancillary Agreement to which it is a party and the execution, delivery and performance by each Affiliate of Seller of each Ancillary Agreement to which such Affiliate is a party do not and will not (a) violate the certificate of formation or operating

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agreement or comparable organizational documents of Seller or such Affiliate, as applicable, (b) subject to compliance with the HSR Act or any applicable comparable foreign competition Law in the Territory, violate any Law applicable to Seller or such Affiliate, as applicable, the Product Business or the Purchased Assets, (c) subject to obtaining the consents, permits and authorizations, giving the notices and making the filings referred to in Section 3.1.5(b), (i) violate, breach or constitute a default under or result in the termination of any Contract to which Seller or such Affiliate is a party or to which the Purchased Assets is subject, and which, in each case, is necessary for the conduct of the Product Business, or (ii) violate any order or judgment of a Governmental Authority to which Seller or any of its Affiliates is subject relating primarily to the Product Business or (d) result in any Encumbrance (other than a Permitted Encumbrance) upon any of the Purchased Assets, except, in the case of (b) or (c), for such violations, breaches, defaults or terminations that would not reasonably be expected to constitute a Material Adverse Effect.

3.1.4 No Broker. There is no broker, finder or financial advisor acting or who has acted on behalf of Seller or any of its Affiliates who is entitled to receive any brokerage or finder’s or financial advisory fee from Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement.

3.1.5 No Litigation; Consents.

(a) As of the Execution Date, (i) there is no Litigation pending or, to Seller’s Knowledge, threatened in writing against Seller or any of its Affiliates before any Governmental Authority relating primarily to the Product Business, the Purchased Assets or the Assumed Liabilities, and (ii) there is no order or judgment of a Governmental Authority to which Seller or any of its Affiliates is subject relating primarily to the Product Business, the Purchased Assets or the Assumed Liabilities, except, in each case ((i) and (ii) immediately above), for such Litigation, orders and judgments that would not reasonably be expected to constitute a Material Adverse Effect. This Section 3.1.5(a) does not address Litigation related to regulatory matters, which is the subject of Section 3.1.9, or Litigation related to intellectual property, which is the subject of Section 3.1.11.

(b) Except for (i) if required, the filings under the HSR Act and any comparable filing under applicable foreign competition Law in the Territory, and the expiration of the waiting periods thereunder, (ii) consents, permits or authorizations that if not received, or declarations, filings or registrations that if not made, would not reasonably be expected to constitute a Material Adverse Effect, (iii) consents, permits, authorizations, declarations, filings or registrations that have become applicable solely as a result of the specific regulatory status of Buyer or its Affiliates and (iv) items disclosed in Section 3.1.5(b) of the Disclosure Schedules, no notice to, filing with, permit of, authorization of, exemption by, or consent of, any Governmental Authority or other Person is required for Seller to consummate the transactions contemplated hereby or by the Ancillary Agreements.

3.1.6 Purchased Assets. Seller has, or its Affiliates have, good title to, or valid contract rights in, as applicable, the Purchased Assets, free and clear of all Encumbrances other

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than Permitted Encumbrances. The immediately foregoing sentence of this Section 3.1.6 does not relate to intellectual property, which is the subject of Section 3.1.11. Assuming the receipt of all required consents of Third Parties for the transfer of the Purchased Assets and other than Accounts Receivable, cash and other working capital items, employees engaged in the Product Business (and assets related to such employees), Tax attributes and goodwill associated with the Product Business and other assets that are immaterial to the conduct of the Product Business, the Purchased Assets constitute the entire right, title and interest owned by Seller or any of its Affiliates in assets relating exclusively to the Product or the Product Business. The Purchased Assets, including the Purchased Intellectual Property, constitute all assets necessary and sufficient for the conduct of the Product Business in all material respects as has been conducted by Seller and its Affiliates since January 1, 2014 and is presently conducted by Seller and its Affiliates, other than (a) assets, such as assets related to operational infrastructure, that are not exclusive to the Product Business, (b) all Accounts Receivable, cash and other working capital items, (c) employees (and assets related to such employees), (d) Tax attributes and goodwill associated with the Product Business, (e) all Manufacturing-related assets of Seller or any of its Affiliates not explicitly included in the Purchased Assets and (f) those assets listed in Section 3.1.6 of the Disclosure Schedules. Seller has operated the Product Business continuously for the two-year period prior to the Execution Date.

3.1.7 Contracts. Each of the Purchased Contracts is in effect and constitutes a legal, valid and binding agreement of Seller or an Affiliate of Seller and, to Seller’s Knowledge, each other party thereto, enforceable in accordance with its terms, subject to the Enforceability Exceptions. The Purchased Contracts constitute all Contracts to which Seller or any of its Affiliates is a party that relate exclusively to the Product or the Product Business. Seller is not and, to Seller’s Knowledge, no other party thereto is, in default in the performance, observance or fulfillment of any obligation or covenant contained in any Purchased Contract, except for such defaults that would not reasonably be expected to constitute a Material Adverse Effect, and, as of the Execution Date, Seller has not given or received written notice to or from any Person relating to any such alleged default. As of the Execution Date, Seller has not received any written notice from a Third Party stating that such Third Party intends to terminate any Purchased Contract. True and complete copies of all Purchased Contracts have been made available to Buyer, including, to Seller’s Knowledge, all schedules, exhibits, appendices, amendments, modifications and waivers relating thereto.

3.1.8 Compliance with Law.

(a) Seller and its Affiliates, with respect to the operation of the Product Business, are and during the past two years have been in compliance with all applicable Laws, including (i) any applicable Laws governing the approval, Manufacture, sale, marketing, promotion, or distribution of drugs and the purchase or prescription of or reimbursement for drugs by any Governmental Authority, private health plan or entity, or individual, and (ii) the federal Anti-Kickback Statute (42 U.S.C. §1320a-7(b)), the False Claims Act (42 U.S.C. § 3729 et seq.), the Foreign Corrupt Practices Act of 1977 (15 U.S.C. §78 et seq.), the principles set out in the Organization for Economic Cooperation and Development Convention on Combating

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Bribery of Foreign Public Officials in International Business Transactions, the UK Bribery Act 2010, any other applicable anticorruption or anti-bribery Laws applicable to Seller or its Affiliates with respect to the operation of the Product Business, the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §1320d et seq., 42 U.S.C. §300jj et seq.; 42 U.S.C. §17901 et seq.), to the extent applicable, and any comparable foreign, state or local Laws, in each case, except for such noncompliance that would not reasonably be expected to constitute a Material Adverse Effect. During the two years prior to the Execution Date, with respect to the operation of the Product Business, neither Seller nor any of its Affiliates has received any written notices of any alleged violation of any Law or any subpoena applicable to the Product Business, the Purchased Assets or the Assumed Liabilities.

(b) Seller, or an Affiliate of Seller, possesses, and is in compliance with, all permits (other than Regulatory Approvals, which are the subject of Section 3.1.9(b)) necessary for the conduct of the Product Business as it is currently conducted, except where the failure to possess or comply with any such permit would not reasonably be expected to have a Material Adverse Effect.

3.1.9 Regulatory Matters.

(a) Seller, or an Affiliate of Seller, possesses all Regulatory Approvals necessary to conduct the Product Business as currently conducted. The Purchased Regulatory Approvals are in full force and effect. No proceeding is pending or, to Seller’s Knowledge, threatened regarding the revocation of any Purchased Regulatory Approval. As of the Execution Date, neither Seller nor its Affiliates has received any written communication from any Governmental Authority threatening to withdraw or suspend any Purchased Regulatory Approval. Neither Seller nor any of its Affiliates is in material violation of the terms of any Purchased Regulatory Approval.

(b) From the BLA Approval Date through the Execution Date, neither Seller, nor an Affiliate of Seller, has received any written communications from the FDA or any other Governmental Authority issuing, requiring, or causing any product recall, seizure, detention, market withdrawal, replacement, safety alert, warning, “dear doctor” letter or other notice or action relating to an alleged lack of safety or efficacy of the Product, any manufacturing deficiencies or any misbranding, and neither Seller nor an Affiliate of Seller has taken any such action voluntarily. Neither Seller nor an Affiliate of Seller is subject to any pending enforcement proceedings relating to the Product by the FDA or similar Governmental Authority and, to Seller’s Knowledge, no such proceedings have been threatened against Seller or any Affiliate of Seller. Seller has made available to Buyer copies of material complaints and notices of alleged defect or adverse reaction with respect to the Product that have been received in writing by Seller and its Affiliates since the BLA Approval Date.

(c) Since the BLA Approval Date, the Product has been Manufactured in compliance in all material respects with applicable Law in the Territory, including cGMP, and applicable Regulatory Approvals. Neither Seller nor any Affiliate nor, to Seller’s Knowledge, any Third Party engaged by Seller in connection with the Manufacture of the Product has

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received in the two years prior to the Execution Date any FDA Form 483, Warning Letter, notice of violation letter or other written correspondence, notice or communication from the FDA or other comparable foreign Governmental Authority alleging or asserting noncompliance related to the Product with any applicable Laws with respect to any facility Manufacturing Product.

(d) To Seller’s Knowledge, as of the Execution Date, Seller has made available to Buyer copies of any and all regulatory filings, applications filed with, and all material written communications to and received by Seller and its Affiliates from the FDA or comparable foreign Governmental Authority relating exclusively to the Product or exclusively to the operations of the Product Business, including any and all written notices of inspectional observations, establishment inspection reports, citations, decisions, warning or untitled letters and any other documents received by Seller or its Affiliates from the FDA or comparable foreign Governmental Authority that identify lack of compliance with the Act or comparable foreign Laws.

(e) Seller and its Affiliates have conducted all Existing Clinical Trials and, to Seller’s Knowledge, all other clinical trials with respect to the Product, in all material respects (i) in accordance with cGCP and (ii) pursuant to valid protocols. Seller and its Affiliates have made all necessary material filings and received all necessary material approvals and consents for the conduct of the Existing Clinical Trials from the necessary Governmental Authorities and, to Seller’s Knowledge, there is no Litigation pending or threatened by such Governmental Authorities to suspend or terminate any ongoing Existing Clinical Trials. Seller has not received any written notice, charge, subpoena or other request for information, which has not been complied with or withdrawn, from a Governmental Authority asserting any material breach of the conditions for approval of any Existing Clinical Trials for the Product. To Seller’s Knowledge, Seller has made available to Buyer all material information submitted to the FDA that has resulted from any research or development activities conducted by or on behalf of Seller with respect to the Product. As of the Execution Date, there are no ongoing clinical trials or clinical trial commitments related to the Product, other than the clinical trial commitments set forth on Schedule 1.1.1.

3.1.10 Debarred Personnel. During the three years prior to the Execution Date, none of Seller or any of its Affiliates or employees or, to Seller’s Knowledge, any consultant to the Product Business who has undertaken activities in connection with the Product Business, has been debarred or deemed subject to debarment pursuant to Section 306 of the Act nor, to Seller’s Knowledge, are any such Persons the subject of a conviction described in such section.

3.1.11 Intellectual Property.

(a) Seller or one of its Affiliates is the owner of, or otherwise has the right to use, the Purchased Intellectual Property and, to Seller’s Knowledge, has valid license rights to all Licensed Registered Product IP pursuant to a Purchased Contract. To Seller’s Knowledge, the unexpired Purchased Intellectual Property and the Licensed Registered Product IP are valid and subsisting, other than the Purchased Intellectual Property which is subject to a pending application. Since the BLA Approval Date, neither Seller nor its Affiliates has sought to

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acquire license rights to any registered intellectual property owned by a Third Party, which license rights are required for Seller and its Affiliates’ use of the Product and conduct of the Product Business since the BLA Approval Date.

(b) Section 3.1.11(b) of the Disclosure Schedules sets forth a true and complete list of all Purchased Intellectual Property owned by Seller or one of its Affiliates that has not expired or been abandoned and has issued, been registered or granted or that is the subject of an application for registration, issuance or grant (“Owned Registered Product IP”). All required maintenance fees, annuity fees or renewal fees for the Owned Registered Product IP that are due and payable prior to the Closing Date have been or will be paid.

(c) Section 3.1.11(c) of the Disclosure Schedules sets forth a true and complete list of all intellectual property rights material to the Product Business that are licensed to Seller or any of its Affiliates or which Seller or any of its Affiliates is otherwise authorized to use, that have not expired or been abandoned and have issued, been registered or granted by a Governmental Authority or that are the subject of an application for registration, issuance or grant by a Governmental Authority (“Licensed Registered Product IP”). To Seller’s Knowledge, all maintenance fees, annuity fees or renewal fees for such Licensed Registered Product IP that are due and payable have been paid. To Seller’s Knowledge, as of the Execution Date, there are no royalties, fees or other payments payable by Seller or any of its Affiliates to any Person with respect to the Licensed Registered Product IP pursuant to a license agreement that is not a Purchased Contract.

(d) As of the Execution Date, none of the Owned Registered Product IP or, to Seller’s Knowledge, the Licensed Registered Product IP is involved in any material Litigation or any material reissue, interference, reexamination or opposition proceeding.

(e) To Seller’s Knowledge, the conduct of the Product Business as currently conducted by Seller or its Affiliates does not infringe or misappropriate any Third Party’s intellectual property rights. No Litigation is pending or, to Seller’s Knowledge, threatened against Seller (i) based upon, challenging or seeking to deny or restrict the use of any of the Purchased Intellectual Property or any Licensed Registered Product IP, (ii) alleging that Seller’s conduct of the Product Business infringes or misappropriates the intellectual property rights of any Third Party, or (iii) asserting a Paragraph IV Notification under 21 U.S.C. 355(j)(2)(B) relative to any Patent Rights listed in the Purchased Regulatory Approvals.

(f) To Seller’s Knowledge, as of the Execution Date, none of the Purchased Domain Names, Purchased Trademarks, Purchased Patents or registrations or applications to use or register such items in the Territory is involved in any material Litigation or any material cancellation, nullification, interference, concurrent use or opposition proceeding.

(g) Seller has not granted any licenses, sublicenses or other rights in or with respect to the Purchased Intellectual Property or any Licensed Registered Product IP to any Third Parties to Exploit the Product, other than under the Shionogi License Agreement. To Seller’s Knowledge, no Third Party is engaging in any activity that infringes or misappropriates the Purchased Intellectual Property or the Licensed Registered Product IP.

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(h) Seller has taken commercially reasonable measures to protect the confidentiality of all trade secrets and confidential information included in the Purchased Assets consistent with the measures taken to protect the confidentiality of trade secrets and confidential information of Seller’s other products, provided that, with respect to any trade secrets or confidential information included in the Purchased Assets licensed to Shionogi, the foregoing representation is made solely as to Seller’s Knowledge. To Seller’s Knowledge, there has been no unauthorized use or disclosure of any Purchased Intellectual Property. Seller and its Affiliates have not received any assertion in writing from any Person relating to any right, title, interest or other claim in, or the right to receive any royalties or other consideration with respect to, any Purchased Intellectual Property or any Licensed Registered Product IP other than pursuant to any Contract listed in Schedule 5.11 or BMS pursuant to the Amended and Restated Stock and Asset Purchase Agreement, dated as of January 31, 2014 and related agreements.

3.1.12 Inventory. The Purchased Inventory is usable or saleable in the ordinary course of the Product Business. None of the Purchased Inventory is obsolete or expired. No quantities of Purchased Inventory are held on a consignment basis.

3.1.13 Product Liability. To Seller’s Knowledge, there are no pending or threatened product liability, warranty or similar claims by any Third Party against Seller or any of its Affiliates (whether based on contract or tort and whether relating to personal injury including death, property damage or economic loss) arising from the development, marketing or sale of the Product by Seller or any of its Affiliates.

3.1.14 Seller Financial Capacity. Seller has, and will continue to have during the two years following the Closing, sufficient financial and other resources to fulfill all Seller obligations that would be reasonably expected to arise under this Agreement during such period.

3.2 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

3.2.1 Corporate Status. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

3.2.2 Authority. Buyer has the requisite corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and Ancillary Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the necessary corporate actions of Buyer. This Agreement constitutes and each Ancillary Agreement to which Buyer is a party, when executed and delivered by Buyer will constitute, the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the Enforceability Exceptions.

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3.2.3 Non-Contravention. The execution, delivery and performance by Buyer of this Agreement and of each Ancillary Agreement to which it is a party do not and will not (a) violate the certificate of incorporation or bylaws, or comparable organization documents, of Buyer, (b) subject to compliance with the HSR Act or any applicable comparable foreign competition Law in the Territory, violate any Law applicable to Buyer, (c) violate, breach or constitute a default under or result in the termination of any material Contract to which Buyer or any of its Affiliates is a party, or (d) violate any order or judgment of a Governmental Authority to which Buyer or any of its Affiliates is subject, except, in the case of (b) or (c), for such violations, breaches, defaults or terminations that would not reasonably be expected to constitute a Buyer Material Adverse Effect.

3.2.4 No Broker. There is no broker, finder, financial advisor or other Person acting or who has acted on behalf of Buyer or its Affiliates, who is entitled to receive any brokerage or finder’s or financial advisory fee from Seller or any of its Affiliates in connection with the transactions contemplated by this Agreement.

3.2.5 Litigation; Consents.

(a) (i) There is no Litigation pending or, to the knowledge of Buyer, threatened against Buyer or any of its Affiliates before any Governmental Authority, and (ii) there is no order or judgment of a Governmental Authority to which Buyer or any of its Affiliates is subject, except for such Litigation, orders and judgments that would not reasonably be expected to have a Buyer Material Adverse Effect.

(b) Except for (i) if required, the filings under the HSR Act and any comparable filing under applicable foreign competition Law in the Territory, and the expiration of the waiting periods thereunder, and (ii) consents, permits or authorizations that if not received, or declarations, filings or registrations that if not made, would not reasonably be expected to have a Buyer Material Adverse Effect, no notice to, filing with, permit of, authorization of, exemption by, or consent of, Governmental Authority or other Person is required for Buyer to consummate the transactions contemplated hereby or by the Ancillary Agreements.

3.2.6 Debarred Personnel. Neither Buyer nor any of its employees or consultants has been debarred or deemed subject to debarment pursuant to Section 306 of the Act nor, to the knowledge of Buyer, are any such Persons the subject of a conviction described in such section.

3.2.7 Financial Capacity. Buyer has, and on the Closing Date will have, immediately available cash that is sufficient to enable it to complete the transactions contemplated hereby and to perform all of its obligations under this Agreement and the Ancillary Agreements.

3.2.8 Compliance with Applicable Law. Buyer is aware of applicable Laws relating to marketing, distribution and sale of the Product, and can legally import, store, market, distribute and sell the Product immediately as of the Closing.

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3.3 Exclusivity of Representations.

3.3.1 BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 3.1 OR IN ANY ANCILLARY AGREEMENT, (A) SELLER HAS MADE NO REPRESENTATION OR WARRANTY WHATSOEVER HEREIN OR OTHERWISE RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS AND (B) BUYER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY ANCILLARY AGREEMENT, BUYER IS ACQUIRING THE PURCHASED ASSETS ON AN “AS IS, WHERE IS” BASIS WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, INCLUDING ANY WARRANTY AS TO QUALITY, THE FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, CONDITION OF THE PURCHASED ASSETS OR AS TO ANY OTHER MATTER.

3.3.2 SELLER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 3.2 OR IN ANY ANCILLARY AGREEMENT, BUYER HAS MADE NO REPRESENTATION OR WARRANTY WHATSOEVER HEREIN OR OTHERWISE RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS AND SELLER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS.

ARTICLE 4

PRE-CLOSING COVENANTS

4.1 Access and Information.

4.1.1 During the period commencing on the Execution Date and ending on the earlier to occur of (a) the Closing and (b) the termination of this Agreement in accordance with Article 8, Seller shall afford Buyer and its officers, employees, agents, attorneys, accountants, consultants, advisors and other representatives (collectively, “Representatives”), continued reasonable access to Seller employees to discuss the Product Business and access to the books and records of Seller, to the extent related to the Product Business, and during such period, shall use its commercially reasonable efforts to provide to Buyer such information, books and records to the extent that they relate to the Product Business, as Buyer may reasonably request, in each case for the sole purposes of enabling Buyer to prepare to transition the Product Business and to verify the accuracy of Seller’s representations and warranties contained in this Agreement; provided, however, that Seller may restrict the foregoing

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access to the extent that in the reasonable judgment of Seller, any Law applicable to Seller, the Purchased Assets, the Product or the Product Business requires it to so restrict such access; and provided, further, that such access shall not unreasonably disrupt Seller’s ordinary course operations. Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be required to disclose any information or provide any such access if such disclosure or access could, in Seller’s reasonable judgment, (i) violate applicable Law or any binding agreement entered into prior to the Closing Date (including any confidentiality agreement to which Seller is a party), (ii) jeopardize any attorney/client privilege or other established legal privilege or (iii) disclose any trade secrets not included in the Purchased Intellectual Property. During the period commencing on the Execution Date and ending on the earlier to occur of (a) the Closing and (b) the termination of this Agreement in accordance with Article 8, each Party hereto shall promptly notify the other Party hereto of the occurrence or non-occurrence of any event, condition, fact, circumstance, occurrence, transaction or other item of which such Party becomes aware after the Execution Date and prior to the Closing that would reasonably be expected to constitute a breach of any representation or warranty or a breach in any material respect of any covenant set forth herein, disregarding any references in such representation or warranty to “as of the Execution Date,” or “as of the date of this Agreement” (or similar language limiting such representation or warranty to the date on which this Agreement is signed).

4.1.2 During the period commencing on the Execution Date and ending on the earlier to occur of (a) the Closing and (b) the termination of this Agreement in accordance with Article 8, Buyer hereby agrees that neither it nor any of its Affiliates or Representatives is authorized to contact, and shall not contact, any licensor, licensee, competitor, supplier, distributor or customer of Seller with respect to the Product, the Purchased Assets, the Product Business, this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby, without the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed.

4.2 Ordinary Course of Business.

4.2.1 During the period commencing on the Execution Date and ending on the earlier to occur of the Closing and the termination of this Agreement in accordance with Article 8, except (i) as otherwise contemplated by this Agreement or any Ancillary Agreement, (ii) as required by applicable Law, (iii) as required by the terms of any agreement binding upon Seller or its Affiliates as of the Execution Date, (iv) for any actions taken by Seller that are reasonably necessary to consummate the transactions contemplated by this Agreement or any Ancillary Agreement, or (v) as Buyer shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed, Seller shall, and shall cause its Affiliates to, conduct the Product Business in the ordinary course. In addition, throughout the period commencing on the Execution Date and ending on the earlier to occur of the Closing and the termination of this Agreement in accordance with Article 8, Seller shall, and shall cause its Affiliates to, use commercially reasonable efforts to:

(a) market and promote the Product consistent with the efforts used to market and promote the Product immediately prior to the Execution Date;

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(b) preserve the relationship of the Product Business with the counterpart(s) under the Purchased Contracts;

(c) other than as set forth in Section 4.2.1(c) of the Disclosure Schedules, maintain in effect all material applications and registrations for Trademarks included in the Purchased Trademarks and Patent Rights included in the Purchased Patents;

(d) maintain satisfactory relationships with, and preserve the goodwill of, suppliers and customers having material business relationships with the Product Business;

(e) pay all payables exclusively relating to the Product Business in the ordinary course of business;

(f) to the extent not prohibited by applicable Law and at Seller’s reasonable discretion in each instance, provide Buyer a reasonable opportunity to appoint a representative to attend (in person or by phone) conference calls and meetings with Governmental Authorities related to the Product or Product Business, provided that the manner of participation of such representative of Buyer shall be solely determined by Seller; and

(g) perform its obligations in all material respects under the Purchased Contracts.

4.2.2 Throughout the period commencing on the Execution Date and ending on the earlier to occur of the Closing and the termination of this Agreement in accordance with Article 8, Seller shall not, and shall cause its Affiliates not to, take any of the following actions without the written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) other than sales or other dispositions of inventory of Product in the ordinary course, pledge, sell, lease, transfer, license, assign or otherwise make subject to an Encumbrance (other than any Permitted Encumbrance) any Purchased Asset;

(b) outside of the ordinary course, bundle current and future orders for Product or otherwise accelerate sales of Product into any pre-Closing period;

(c) other than non-exclusive licenses or sublicenses granted (i) in the ordinary course covering intellectual property other than the Purchased Patents or any Patent Rights included in the Licensed Registered Product IP, or (ii) in connection with the conduct of Existing Clinical Trials, in each case, transfer, assign or grant any license or sublicense of any rights under or with respect to any Purchased Intellectual Property or Licensed Registered Product IP;

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(d) outside of the ordinary course, enter into any material Contract relating primarily or exclusively to the Product Business;

(e) terminate or amend any Contract that would constitute a Purchased Contract at the Closing or provide any notice of termination thereunder;

(f) take any action or fail to take any action that would, or with the passage of time or provision of notice would, constitute a default under any Contract set forth on Schedule 4.2.2(f);

(g) fail to exercise any rights of renewal with respect to any Purchased Contract that by its terms would otherwise expire and which Buyer shall reasonably request Seller to renew;

(h) initiate any Litigation material to the Product Business or the Purchased Assets;

(i) terminate any Existing Clinical Trial (including any post approval study) with respect to the Product, except in the event of a safety concern or as otherwise necessary to comply with any Governmental Authority or applicable Law; or

(j) agree, whether in writing or otherwise, to do any of the foregoing (a) through (i).

4.2.3 Nothing contained in this Agreement is intended to give Buyer or its Affiliates, directly or indirectly, the right to control or direct the Product Business prior to the Closing, and nothing contained in this Agreement is intended to give Seller or its Affiliates, directly or indirectly, the right to control or direct Buyer’s operations. Prior to the Closing, each of Buyer, on the one hand, and Seller and its Affiliates, on the other hand, shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Affiliates respective operations.

4.3 Obligation to Consummate the Transaction. Each of the Parties agrees that, subject to this Section 4.3, it shall use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under applicable Law, to consummate and make effective the transactions contemplated by this Agreement and to ensure that the conditions set forth in Article 6 are satisfied, insofar as such matters are within the control of either of them. Without limiting the generality of the foregoing, from the Execution Date until the date that is six months after the Closing Date, Seller shall use its commercially reasonable efforts (not requiring the payment of money) to obtain the consents, permits and authorizations, make the filings and issue the notices disclosed in Section 3.1.5(b) of the Disclosure Schedules, including obtaining a written consent from the parties listed on Exhibit H and Exhibit I, which initial requests for such consents shall substantially address the matters set forth in Exhibit H and Exhibit I, respectively, each in a form to be agreed to by the Parties;

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provided that (a) Seller and Buyer shall discuss in good faith the strategy for obtaining such consents and, if necessary, any modifications to the matters set forth on Exhibit H and Exhibit I, (b) from the Closing Date until the date that is six months following the Closing Date, Seller shall reasonably cooperate with Buyer’s efforts to obtain such consents, including with respect to attending meetings and participating in telephone calls, but shall not be required to initiate any such efforts, and (c) failure to obtain any consent hereunder (other than the consents set forth in Exhibit G) or failure to obtain a consent containing each of the matters set forth in Exhibit H and Exhibit I, despite Seller’s use of commercially reasonable efforts (including as set forth in this Section 4.3) to obtain such consents, shall not result in the failure of any condition set forth in Article 6 or result in the incurrence by Seller or any of its Affiliates of any Liability hereunder.

4.4 Competition Filings.

4.4.1 If required pursuant to applicable Law, each of Buyer and Seller shall file or cause to be filed as soon as practicable any notifications required under the HSR Act and any comparable filing required by applicable foreign competition Law in the Territory, and to the extent required, the Out-Licensed Territory, provided that with respect to any filings made pursuant to the HSR Act, such filings shall be made no later than November 26, 2014. Thereafter, each of Buyer and Seller shall use commercially reasonable efforts to respond as promptly as practicable to any inquiries or requests received from any Governmental Authority for additional information or documentation and to cause the waiting periods under the HSR Act and any applicable foreign competition Law to terminate or expire at the earliest possible date after the date of filing, provided that neither Buyer nor Seller shall request early termination of the applicable waiting period under the HSR Act.

4.4.2 Buyer and Seller shall cooperate with each other and shall (a) promptly prepare and file all necessary documentation and (b) effect all necessary applications, notices, petitions and filings and execute all agreements and documents. In connection with the foregoing, Buyer shall have the right to review and approve in advance all characterizations of the information relating to Buyer; Seller shall have the right to review and approve in advance all characterizations of the information relating to Seller and its Affiliates; and each of Buyer and Seller shall have the right to review and approve in advance all characterizations of the information relating to the transactions contemplated hereby, in each case, that appear in any material filing made in connection with this Section 4.4.2. The Parties hereto may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 4.4 as “outside counsel only.”

4.4.3 All filing fees under the HSR Act and any applicable foreign competition Law, and all expenses (other than legal fees and expenses, which shall be borne by the Party incurring such expenses) in complying with any request for additional information or documentary material from any applicable Governmental Authority, shall be borne by Buyer.

4.4.4 Notwithstanding anything in this Agreement to the contrary (other than as set forth in the last sentence of this Section 4.4.4), Buyer shall take any and all steps necessary or advisable to obtain a waiver or consent from any Governmental Authority required to satisfy the

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conditions set forth in Section 6.1.1 and Section 6.1.2, as applicable, or to avoid the entry of or have lifted, vacated or terminated any order of a Governmental Authority or other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement so as to enable the Parties to close the transactions contemplated hereby as promptly as practicable, and in any event prior to the End Date. Such steps shall include (other than as set forth in the last sentence of this Section 4.4.4): (a) proposing, negotiating, offering to commit and effecting (and if such offer is accepted, committing to and effecting) the sale, divestiture or disposition (including by licensing any intellectual property rights) of any Purchased Assets or any other assets or businesses of Buyer or any of its Affiliates (or equity interests held by Buyer or any of its Affiliates in entities with assets or businesses); (b) terminating any existing relationships and contractual rights and obligations; (c) otherwise offering to take or offering to commit to take any action which Buyer is capable of taking and, if the offer is accepted, taking or committing to take such action that limits Buyer’s and its Affiliates’ freedom of action with respect to, or their ability to retain, any of the Purchased Assets or any other assets or businesses of Buyer or any of its Affiliates (or equity interests held by Buyer or any of its Affiliates in entities with assets or businesses); and (d) in the event that any permanent or preliminary injunction or other order or restraint is entered or becomes reasonably foreseeable to be entered in any Litigation that would make consummation of the transactions contemplated by this Agreement and the Ancillary Agreements unlawful or that would prevent or delay consummation of the transactions contemplated by this Agreement and the other Ancillary Agreements, promptly taking any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by clauses (a) and (b) of this Section 4.4.4) necessary to vacate, modify or suspend such injunction or order so as to satisfy the conditions set forth in Section 6.1.1 and Section 6.1.2 and enable the Parties to close the transactions contemplated hereby as promptly as practicable, and in any event prior to the End Date. For the avoidance of doubt, Buyer’s obligations under this Section 4.4.4 shall be absolute and not qualified by “commercially reasonable efforts” or “reasonable best efforts.” Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require Buyer to sell, divest, dispose of, or otherwise encumber in any way its lomitapide product, which is currently marketed for the treatment of homozygous familial hypercholesterolemia (HoFH).

4.4.5 Buyer shall not, and shall cause its Affiliates not to, enter into any transaction or any Contract, whether oral or written, to effect any transaction (including any merger or acquisition) that would reasonably be expected to make it more difficult, or to increase the time required, to: (a) obtain the expiration or termination of the waiting period under the HSR Act (or applicable foreign competition Law) applicable to the transactions contemplated by this Agreement, (b) avoid the entry of, the commencement of Litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that would materially delay or prevent the consummation of the transactions contemplated hereby or (c) obtain all authorizations, consents, orders and approvals of Governmental Authorities necessary for the consummation of the transactions contemplated by this Agreement.

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4.5 Negotiation and Completion of Transitional Services Agreement. Promptly following the Execution Date, the Parties shall negotiate in good faith and use commercially reasonable efforts to finalize the Transitional Services Agreement and the schedules and exhibits thereto prior to the Closing.

ARTICLE 5

ADDITIONAL COVENANTS

5.1 Cooperation in Litigation and Investigations.

5.1.1 Subject to Section 5.4 and except as set forth in any Ancillary Agreement, from and after the Closing Date, Buyer and Seller shall fully cooperate with each other in the defense or prosecution of any Litigation, examination or audit instituted prior to the Closing or that may be instituted thereafter against or by either Party relating to or arising out of the conduct of the Product Business or the Exploitation or Manufacture of the Product prior to or after the Closing (other than Litigation between Buyer and Seller or their respective Affiliates arising out of the transactions contemplated hereby or by the Ancillary Agreements). In connection therewith, and except as set forth in any Ancillary Agreement, from and after the Closing Date, each of Seller and Buyer shall make available to the other during normal business hours and upon reasonable prior written notice, but without unreasonably disrupting its business, all records relating exclusively to the Purchased Assets, the Assumed Liabilities and the Excluded Liabilities held by it and reasonably necessary to permit the defense or investigation of any such Litigation, examination or audit (other than Litigation between Buyer and Seller or their respective Affiliates arising out of the transactions contemplated hereby or by the Ancillary Agreements, with respect to which applicable rules of discovery shall apply), and shall preserve and retain all such records for the length of time contemplated by its standard record retention policies and schedules. The Party requesting such cooperation shall pay the reasonable out-of-pocket costs and expenses of providing such cooperation (including legal fees and disbursements) incurred by the Party providing such cooperation and by its officers, directors, employees and agents, and any applicable Taxes in connection therewith.

5.1.2 From the Closing Date until the third anniversary of the Closing Date, Seller shall respond reasonably promptly to Buyer’s reasonable requests for information as to whether Seller has become aware that, during the three years preceding the date of such request for information, (a) Seller or any of its Affiliates or employees or, to Seller’s Knowledge, any consultant to the Product Business who has undertaken activities in connection with the Product Business, has been debarred or deemed subject to debarment pursuant to Section 306 of the Act or, (b) to Seller’s Knowledge, any such Persons are the subject of a conviction described in such section.

5.2 Further Assurances.

5.2.1 Each of Seller and Buyer shall, at any time or from time to time after the Closing, at the request and expense of the other, execute and deliver to the other all such instruments and documents or further assurances as the other may reasonably request in order to

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(a) vest in Buyer all of Seller’s right, title and interest in and to the Purchased Assets as contemplated hereby, (b) effectuate Buyer’s assumption of the Assumed Liabilities and (c) grant to each Party all rights contemplated herein to be granted to such Party under the Ancillary Agreements; provided, however, that after the Closing, apart from such customary further assurances, neither Seller nor Buyer shall have any other obligations except as specifically set forth and described herein or in the Ancillary Agreements. Without limitation of the foregoing, except as expressly set forth herein or in the Ancillary Agreements, neither Seller nor Buyer shall have any obligation to assist or otherwise participate in the amendment or supplementation of the Purchased Regulatory Approvals or otherwise to participate in any filings or other activities relating to the Purchased Regulatory Approvals other than as necessary to effect the assignment thereof to Buyer in connection with the Closing pursuant to this Agreement.

5.2.2 To the extent that Seller’s rights under any Purchased Asset may not be assigned without the approval, consent or waiver of another Person and such approval, consent or waiver has not been obtained prior to the Closing, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful. If any such approval, consent or waiver shall not have been obtained prior to the Closing, Seller shall for a period of up to six months after the Closing, (a) use its commercially reasonable efforts to assist and cooperate with Buyer in order to obtain all necessary approvals, consents and waivers to the assignment and transfer thereof; provided, that neither Seller nor any of its Affiliates shall be required to pay money to any Third Party, commence any Litigation or offer or grant any accommodation (financial or otherwise) to any Third Party in connection with such efforts; and (b) until any such approval, consent or waiver is obtained and the related Purchased Asset is transferred and assigned to Buyer or Buyer’s designee, use its commercially reasonable efforts to provide to Buyer substantially comparable benefits thereof and enforce, at the request of and for the account of Buyer, any rights of Seller arising under any such Purchased Asset against any Person. To the extent that Buyer is provided with benefits of any such Purchased Asset, Buyer shall perform the obligations of Seller thereunder.

5.2.3 On the Closing Date, Seller shall prepare, execute and, if required under applicable Law, have notarized (or, as applicable, cause its Affiliates to prepare, execute and, if required under applicable Law, have notarized) all intellectual property assignments constituting Ancillary Agreements required to transfer to Buyer the Owned Registered Product IP. As between Seller and Buyer, Buyer shall be responsible for filing such intellectual property assignments and other instruments of transfer with applicable Governmental Authorities. Buyer shall pay all Third Party filing fees in connection with filing such assignments.

5.2.4 Within 45 days after the Closing Date, Seller shall, at Buyer’s expense, take such action as may be reasonably necessary to effect the transfer of the Purchased Domain Names to Buyer including releasing any “lock” placed on the Purchased Domain Names, obtaining the authorization code and providing that code to Buyer, confirming the requested transfer upon receipt of a request to do so from the registrar used by Buyer for the Purchased Domain Names, and executing and delivering all authorizations reasonably necessary to effectuate electronic transfer of the Purchased Domain Names. Buyer shall bear all costs charged by any transferring registrar, if any, in connection with the transfer of the Purchased Domain Names to Buyer.

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5.2.5 From and after the Closing Date, Seller shall reasonably cooperate with Buyer and its accountants and auditors and provide to Buyer and its accountants and auditors, during normal business hours and upon reasonable prior written notice, but without unreasonably disrupting its business, access to such information, books and records related to the Product Business as Buyer may reasonably request in connection with the preparation by Buyer of historical financial statements related to the Product Business as may be required to be included in any filing under the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation S-X, to be reported on a current report on Form 8-K filed in connection with the transactions contemplated hereby and any other filing as may be required under applicable Law. Without limiting the foregoing, such cooperation shall include: (a) where appropriate, the signing of management representation letters as are required in connection with such audit and (b) as reasonably requested by Buyer, access, during normal business hours and upon reasonable prior written notice, but without unreasonably disrupting its business, to appropriate individuals with knowledge of the historical financial information related to the Product Business to allow for preparation of such financial statements. Any information provided by Seller under this Section 5.2.5 shall be subject to the confidentiality obligations set forth in Section 5.4. Buyer shall reimburse Seller for all out-of-pocket expenses incurred by Seller or its Affiliates in connection with this Section 5.2.5. Buyer shall be solely responsible for any information it files with, or furnishes to, the Securities and Exchange Commission.

5.3 Publicity. No public announcement related to this Agreement or the transactions contemplated herein will be issued without the joint approval of Seller and Buyer, which approval shall not be unreasonably withheld, conditioned or delayed, except in any public disclosure which either Seller or Buyer, in its good faith judgment, believes is required by applicable Law or by any stock exchange on which its securities or those of its Affiliates are listed. If either Party, in its good faith judgment, believes such disclosure is required, such Party shall use its commercially reasonable efforts to consult with the other Party and its Representatives, and to consider in good faith any revisions proposed by the other Party or its Representatives, as applicable, prior to making (or prior to any of its Affiliates making) such disclosure, and shall limit such disclosure to only that information which is legally required to be disclosed. Notwithstanding the foregoing, (a) Buyer, on the one hand, and Seller, on the other hand, may, following the Execution Date, make internal announcements to their respective employees and Affiliates and public announcements that are consistent with a communications plan agreed upon by Seller and Buyer or prior public communications made in compliance with this Section 5.3, (b) each Party may communicate with government officials, customers and suppliers regarding this Agreement and the transactions contemplated hereby (to the extent that, in the case of customers and suppliers, such communications are consistent with a communications plan agreed upon by Seller and Buyer) and (c) each Party may issue a press release substantially in form and substance as set forth in Exhibit J. Notwithstanding the foregoing, following the issuance of the press releases set forth in Exhibit J, this Section 5.3 shall not restrict Buyer’s ability to discuss or make public announcements regarding its anticipated business plans with respect to the Product or the Product Business or the expected effect of the transactions contemplated hereby on Buyer’s business or operations.

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5.4 Confidentiality.

5.4.1 All Confidential Information provided by one Party (or its Representatives or Affiliates) (collectively, the “Disclosing Party”) to the other Party (or its Representatives or Affiliates) (collectively, the “Receiving Party”) shall be subject to and treated in accordance with the terms of this Section 5.4. As used in this Section 5.4, “Confidential Information” means (a) all information disclosed to the Receiving Party by the Disclosing Party in connection with this Agreement or any Ancillary Agreement, including all information with respect to the Disclosing Party’s licensors, licensees or Affiliates, (b) all information disclosed to the Receiving Party by the Disclosing Party under the Confidentiality Agreement and (c) all memoranda, notes, analyses, compilations, studies and other materials prepared by or for the Receiving Party to the extent containing or reflecting the information in the preceding clause (a) or (b). Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by competent written documentation:

(i) was already known to the Receiving Party other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

(ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(iii) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of the Receiving Party in breach of this Agreement or the Confidentiality Agreement;

(iv) is subsequently disclosed to the Receiving Party by a Third Party without obligations of confidentiality with respect thereto; or

(v) is subsequently independently discovered or developed by the Receiving Party without the aid, application or use of Confidential Information.

5.4.2 All Confidential Information obtained by Seller (or its Affiliates or Representatives) from Buyer (or its Affiliates or Representatives) and all Confidential Information relating solely to the Product Business, the Purchased Assets and the Assumed Liabilities (the “Buyer Confidential Information”) shall be deemed to be Confidential Information disclosed by Buyer to Seller for purposes of this Section 5.4 (and shall not be subject to Section 5.4.1(i)) and shall be used by Seller solely as required to (a) perform its obligations or exercise or enforce its rights under this Agreement or any Ancillary Agreement or (b) comply with applicable Law (each of (a) and (b), a “Seller Permitted Purpose”), and for no other purpose. For a period of 10 years after the Execution Date, Seller shall not disclose, or permit the disclosure of, any of

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the Buyer Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with any Seller Permitted Purpose. Seller shall treat, and will cause its Affiliates and the Representatives of Seller or any of its Affiliates to treat, the Buyer Confidential Information as confidential, using the same degree of care as Seller normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.

5.4.3 All Confidential Information obtained by Buyer (or its Affiliates or Representatives) from Seller (or its Affiliates or Representatives) other than the Buyer Confidential Information (the “Seller Confidential Information”) shall be used by Buyer solely as required to (a) perform its obligations or exercise or enforce its rights under this Agreement or any Ancillary Agreement or (b) comply with applicable Law (each of (a) and (b), a “Buyer Permitted Purpose”), and for no other purpose. For a period of 10 years after the Execution Date, Buyer shall not disclose, or permit the disclosure of, any of Seller Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with a Buyer Permitted Purpose. Buyer shall treat, and will cause its Affiliates and the Representatives of Buyer or any of its Affiliates to treat, Seller Confidential Information as confidential, using the same degree of care as Buyer normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.

5.4.4 In the event either Party is requested pursuant to, or required by, applicable Law to disclose any of the other Party’s Confidential Information (i.e., Seller Confidential Information or Buyer Confidential Information, as applicable), it will notify the other Party in a timely manner so that such Party may seek a protective order or other appropriate remedy or, in such Party’s sole discretion, waive compliance with the confidentiality provisions of this Agreement. Each Party will cooperate in all reasonable respects in connection with any reasonable actions to be taken for the foregoing purpose. In any event, the Party requested or required to disclose such Confidential Information may furnish it as requested or required pursuant to applicable Law (subject to any such protective order or other appropriate remedy) without liability hereunder, provided that such Party furnishes only that portion of the Confidential Information which such Party is advised by an opinion of its counsel is legally required, and such Party exercises reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

5.4.5 Nothing in this Section 5.4 shall be construed as preventing or in any way inhibiting either Party from complying with applicable Law governing activities and obligations undertaken pursuant to this Agreement or any Ancillary Agreement in any manner which it reasonably deems appropriate.

5.5 Regulatory Transfers. Seller and Buyer shall reasonably cooperate with each other to file (a) no later than five Business Days after the Closing Date, all appropriate and necessary transfer documentation with respect to the Purchased Regulatory Approvals, and (b) as soon as practicable following the Closing Date, all appropriate and necessary documentation with respect to obtaining FDA approval of the removal of the Seller Marks from the REMS supporting documentation and the inclusion of Buyer’s biologics license number, name, corporate logo and NDC on Product labeling.

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5.6 Regulatory Responsibilities.

5.6.1 Promptly following the Closing Date, but in any event by the time Buyer accepts transfer of rights to the BLA, Buyer shall obtain its own NDC and shall have in place, as soon as reasonably practicable, all resources such that sales can be accomplished under the NDC of Buyer. Except as required by a Party to comply with applicable Law or as contemplated in any Ancillary Agreement, Buyer, with respect to the Territory, from and after the Closing, shall have the sole right and responsibility for preparing, obtaining and maintaining all Regulatory Approvals, and for conducting communications with Governmental Authorities of competent jurisdiction, for the Product. Without limitation of the foregoing, within such periods required by applicable Law following the Closing, Buyer shall obtain, with respect to the Territory, such Regulatory Approvals as are necessary for Buyer’s own Product labeling and shall comply with such Regulatory Approvals upon receipt thereof.

5.6.2 No later than March 31, 2015, Seller shall transfer and deliver to Buyer the Product’s global safety database in electronic format, together with information relating to the collection and reporting of all Adverse Events to FDA as required by FDA regarding the Product prior to the Closing. Prior to such date, Seller shall have all responsibility for required reporting of Adverse Events for the Product in the Territory. On and after such date, Buyer shall have all responsibility for required reporting of Adverse Events for the Product.

5.6.3 Buyer acknowledges and agrees that Seller currently supplies Product for clinical use in the Territory in connection with the Compassionate Use/Named Patient Program and U.S. Investigator-Sponsored trials. From and after the Closing Date, Buyer shall use its reasonable best efforts to continue to provide, substantially consistent with Seller’s current practice, the Product for clinical use in connection with the Compassionate Use/Named Patient program and U.S. Investigator-Sponsored trials, subject to such modifications as Buyer may make after the Closing in accordance with standard industry practice or reasonable business judgment.

5.7 Commercialization. Except to the extent otherwise provided in the Transitional Services Agreement, from and after the Closing Date, (a) Buyer, at its own cost and expense, shall be responsible for and have sole discretion over the commercialization, marketing strategy, promotion, distribution and sale of the Product and shall independently determine and set prices for the Product, including the selling price, volume discounts, rebates and similar matters; (b) Buyer shall be responsible, at its own cost and expense, for all marketing, advertising and promotional materials related to the Product; and (c) Buyer or its Affiliates shall be responsible for receiving and processing all orders, undertaking all invoicing, collection and receivables, and providing all customer service related to the sale of the Product, in each case, in the Territory.

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5.8 Certain Tax Matters.

5.8.1 Withholding Taxes. The amounts payable by one party (the “Payer”) to another Party (the “Payee”) pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by applicable Law. The Payee alone shall be responsible for paying any and all Taxes (other than withholding Taxes required to be paid by the Payer) levied on account of, or measured in whole or in part by reference to, any Payments it receives. The Payer shall deduct or withhold from the Payments any Taxes that it is required by applicable Law to deduct or withhold. The Payer shall increase the Payments by such additional amounts as are necessary to ensure that Payee receives the full amount that it would have received in the absence of such withholding Tax. Notwithstanding the foregoing, if the Payee is entitled under any applicable Tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding Tax, it shall deliver to the Payer or the appropriate Governmental Authority (with the assistance of the Payer to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the Payer of its obligation to withhold Tax, and the Payer shall apply the reduced rate of withholding, or dispense with the withholding, as the case may be, to the extent it complies with the applicable Tax treaty. If, in accordance with the foregoing, the Payer withholds any amount, it shall make timely payment to the proper taxing authority of the withheld amount, and send to the Payee proof of such payment as soon as reasonably practicable. Within 30 days after the date the Payee is eligible to apply any such withheld amounts to reduce a tax payment otherwise due (whether by credit, offset or other mechanism) or accepts a refund attributable to such withheld amounts, the Payee shall pay the Payer the amount of such reduction or refund, plus the actual Tax benefit realized resulting from such payment.

5.8.2 Transfer Taxes and Apportioned Obligations.

(a) All amounts payable hereunder or under any Ancillary Agreement are exclusive of all recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, imposed or levied by reason of, in connection with or attributable to this Agreement and the Ancillary Agreements or the transactions contemplated hereby and thereby (collectively, “Transfer Taxes”). Each of Buyer and Seller shall file the appropriate Tax Returns in respect of Transfer Taxes and shall pay all such amounts due and owing. The other Party shall have the right to review such Tax Returns prior to filing and provide comments with respect thereto. The filing Party shall incorporate any reasonable comments received from the other Party with respect to such Tax Returns. Each party shall economically be responsible for the payment of fifty percent (50%) of any Transfer Taxes, and shall pay the other party that files and is required to pay the Transfer Taxes fifty percent (50%) of such amounts, these amounts in addition to the sums otherwise payable, at the rate in force at the due time for payment or such other time as is stipulated under applicable Law; provided, however, that Buyer and Seller, as the case may be, shall be responsible for all interest, penalties, additions, or additional amounts imposed as a result of such Party’s failure to timely pay its share (as determined under this Section 5.8.2) of such Transfer Taxes. The Parties shall cooperate in the preparation and filing of all related Tax Returns and in obtaining any available exemptions or refunds with respect thereto.

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(b) All personal property and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Closing Date (collectively, the “Apportioned Obligations”) shall be apportioned between Seller and Buyer based on the number of days of such taxable period ending on the Closing Date (such portion of such taxable period, the “Pre-Closing Tax Period”) and the number of days of such taxable period after the Closing Date (such portion of such taxable period, the “Post-Closing Tax Period”). Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

(c) Apportioned Obligations and Transfer Taxes shall be timely paid, and all applicable filings, reports and returns shall be filed, as provided by applicable Law. The paying Party shall be entitled to reimbursement from the non-paying Party in accordance with Section 5.8.2(a) or Section 5.8.2(b), as the case may be. Upon payment of any such Apportioned Obligation or Transfer Tax, the paying Party shall present a statement to the non-paying Party setting forth the amount of reimbursement to which the paying Party is entitled under Section 5.8.2(a) or Section 5.8.2(b), as the case may be, together with such supporting evidence as is reasonably necessary to calculate the amount to be reimbursed. The non-paying Party shall make such reimbursement promptly but in no event later than 10 Business Days after the presentation of such statement.

5.8.3 Cooperation and Exchange of Information. Each of Seller and Buyer shall (a) provide the other with such assistance as may reasonably be requested by the other (subject to reimbursement of reasonable out-of-pocket expenses) in connection with the preparation of any Tax Return, audit or other examination by any taxing authority or judicial or administrative proceeding relating to Liability for Taxes in connection with the Product Business or the Purchased Assets, (b) retain and provide the other with any records or other information that may be relevant to such Tax Return, audit or examination, proceeding or determination and (c) inform the other of any final determination of any such audit or examination, proceeding or determination that affects the Taxes of the other for any period.

5.8.4 Survival of Covenants. The covenants contained in this Section 5.8 shall survive until 30 days after the expiration of the applicable statute of limitations (including extensions thereof).

5.9 Accounts Receivable and Payable.

5.9.1 Accounts Receivable. The Parties acknowledge and agree that all Accounts Receivable outstanding on the Closing Date shall remain the property of Seller or its

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Affiliates and shall be collected by Seller or its Affiliates subsequent to the Closing. In the event that, subsequent to the Closing, Buyer or an Affiliate of Buyer receives any payments from any obligor with respect to an Account Receivable, then Buyer shall, within 30 days of receipt of such payment, remit the full amount of such payment to Seller. In the case of the receipt by Buyer of any payment from any obligor of both Seller and Buyer then, unless otherwise specified by such obligor, such payment shall be applied first to amounts owed to Buyer with the excess, if any, remitted to Seller. In the event that, subsequent to the Closing, Seller or any of its Affiliates receives any payments from any obligor with respect to an account receivable of Buyer for any period after the Closing Date, then Seller shall, within 30 days of receipt of such payment, remit the full amount of such payment to Buyer. In the case of the receipt by Seller of any payment from any obligor of both Seller and Buyer then, unless otherwise specified by such obligor, such payment shall be applied first to amounts owed to Seller with the excess, if any, remitted to Buyer.

5.9.2 Accounts Payable. In the event that, subsequent to the Closing, Buyer or an Affiliate of Buyer receives any invoices from any Third Party with respect to any account payable of the Product Business outstanding prior to the Closing, then Buyer shall, within 30 days of receipt of such invoice, provide such invoice to Seller. In the event that, subsequent to the Closing, Seller or any of its Affiliates receives any invoices from any Third Party with respect to any account payable of Buyer or any of its Affiliates for any period after the Closing, then Seller shall, within 30 days of receipt of such invoice, provide such invoice to Buyer.

5.10 Wrong Pockets.

5.10.1 Without limiting Section 5.2, until the first anniversary of the Closing Date, if either Buyer or Seller becomes aware that any of the Purchased Assets has not been transferred to Buyer or that any of the Excluded Assets has been transferred to Buyer, it shall promptly notify the other and the Parties shall, as soon as reasonably practicable, ensure that such property is transferred, at the expense of the Party that is seeking the assets to be transferred to it and with any necessary prior Third-Party consent or approval, to (a) Buyer, in the case of any Purchased Asset which was not transferred to Buyer at the Closing; or (b) Seller, in the case of any Excluded Asset which was transferred to Buyer at the Closing.

5.10.2 Without limiting Sections 5.2 or 5.10.1, until the first anniversary of the Closing Date, if Seller identifies or becomes aware of any Contract or other asset in its possession or control that is exclusively related to the Product Business, and which was not identified as a Purchased Contract or other Purchased Asset hereunder, Seller shall promptly notify Buyer of the existence of such Contract or other asset. If Buyer elects, in its sole discretion, to take assignment of such additional Contract or other asset, the Parties shall, as soon as reasonably practicable, use commercially reasonable efforts to ensure that such Contract or other asset is assigned to Buyer with any necessary prior Third Party consent or approval, and such Contract shall be deemed a Purchased Contract or such other asset shall be deemed included in the Purchased Assets hereunder, as applicable for all purposes. Other than the reimbursement of reasonable out-of-pocket expenses of Seller incurred in connection with such assignment, no additional consideration shall be owed from Buyer to Seller in connection therewith.

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5.10.3 Without limiting Sections 5.2 or 5.10.1, until the first anniversary of the Closing Date, if Seller identifies or becomes aware of any books or records in its possession or Control that existed on the Closing Date and would be Product Records but for the “as of the Closing Date” limitations for clauses (a) and (b) of the definition of Product Records, Seller shall promptly notify Buyer of the existence of such books and records and use commercially reasonable efforts to promptly transfer such books and records to Buyer. Other than the reimbursement of reasonable out-of-pocket expenses of Seller incurred in connection with such transfer, no additional consideration shall be owed from Buyer to Seller in connection therewith.

5.11 Satisfaction of Certain Payment Obligations. From and after the Closing Date, Buyer shall timely satisfy the payment and performance obligations of the Purchased Contracts, including those set forth on Schedule 5.11, to the extent such obligations constitute Assumed Liabilities.

ARTICLE 6

CONDITIONS PRECEDENT

6.1 Conditions to Obligations of Buyer and Seller. The obligations of Buyer and Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

6.1.1 No Adverse Law; No Injunction. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits the consummation of all or any part of the transactions contemplated by this Agreement or the Ancillary Agreements, and no order by any Governmental Authority restraining, enjoining or otherwise preventing the consummation of the transactions contemplated hereby shall be in effect; and

6.1.2 Governmental Approvals. Any waiting period under the HSR Act shall have expired or been terminated.

6.2 Conditions to Obligations of Buyer. The obligation of Buyer to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following additional conditions:

6.2.1 Representations and Warranties. The representations and warranties of Seller contained in Section 3.1, other than the Fundamental Reps included in Section 3.1, shall be true and correct (disregarding any materiality or Material Adverse Effect qualifications within such representations and warranties) in all respects at and as of the Closing Date as if made at and as of such date (except that those representations and warranties that address matters only as

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of a particular date need only be true and correct as of such date), except for breaches of such representations and warranties that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each Fundamental Rep included in Section 3.1 shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date (except that those representations and warranties that address matters only as of a particular date need only be true and correct as of such date);

6.2.2 Covenants. Seller shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date;

6.2.3 No Material Adverse Effect. Since the Execution Date, no Material Adverse Effect shall have occurred; and

6.2.4 Closing Deliveries. Seller shall have delivered to Buyer each of the items listed in Section 2.4.2(a).

6.3 Conditions to Obligations of Seller. The obligation of Seller to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Seller at or prior to the Closing of the following additional conditions:

6.3.1 Representations and Warranties. The representations and warranties of Buyer contained in Section 3.2, other than the Fundamental Reps included in Section 3.2, shall be true and correct (disregarding any materiality or Buyer Material Adverse Effect qualifications within such representations and warranties) in all respects at and as of the Closing Date as if made at and as of such date (except that those representations and warranties that address matters only as of a particular date need only be true and correct as of such date), except for breaches of such representations and warranties that would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, each Fundamental Rep included in Section 3.2 (other than the representations and warranties set forth in Section 3.2.7) shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date (except that those representations and warranties that address matters only as of a particular date need only be true and correct as of such date), and the representations and warranties set forth in Section 3.2.7 shall be true and correct in all respects at and as of the Closing Date as if made at and as of such date;

6.3.2 Covenants. Buyer shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date; and

6.3.3 Closing Deliveries. Buyer shall have delivered to Seller each of the items listed in Section 2.4.2(b).

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6.4 Frustration of Closing Conditions. With respect to the conditions to Buyer’s and Seller’s respective obligations to consummate the transactions contemplated by this Agreement as provided hereunder and each such Party’s right to terminate this Agreement as provided in Section 8.1, neither Buyer nor Seller may rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was caused by such Party’s failure to act in good faith or to use its reasonable best efforts to cause the condition to be satisfied to the extent required by Section 4.2.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification.

7.1.1 Indemnification by Seller. Following the Closing, but subject to the provisions of this Article 7, Seller shall indemnify, defend and hold harmless Buyer and its Affiliates, and their respective officers, directors, employees and agents (collectively, “Buyer Indemnitees”) from and against, and compensate and reimburse the Buyer Indemnitees for, any and all Losses incurred by any Buyer Indemnitee arising out of or related to:

(a) any breach by Seller of any of the representations or warranties made by Seller in Article 3 of this Agreement or made by Seller in any Ancillary Agreement (to the extent such Ancillary Agreement does not include indemnification provisions);

(b) any failure of Seller to perform or any breach by Seller of any of its covenants, agreements or obligations contained in this Agreement or in any Ancillary Agreement (to the extent such Ancillary Agreement does not include indemnification provisions);

(c) any Excluded Liability; or

(d) any failure of Seller to pay Transfer Taxes or Apportioned Obligations allocated to Seller under Section 5.8.2.

7.1.2 Indemnification by Buyer. Following the Closing, but subject to the provisions of this Article 7, Buyer shall indemnify, defend and hold harmless Seller and its Affiliates, and their respective licensors, licensees, officers, directors, employees and agents (collectively, “Seller Indemnitees”) from and against, and compensate and reimburse the Seller Indemnitees for, any and all Losses incurred by any Seller Indemnitee arising out of or related to:

(a) any breach by Buyer of any of the representations or warranties made by Buyer in Article 3 of this Agreement or made by Buyer in any Ancillary Agreement (to the extent such Ancillary Agreement does not include indemnification provisions);

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(b) any failure of Buyer to perform or any breach by Buyer of any of its covenants, agreements or obligations contained in this Agreement or in any Ancillary Agreement (to the extent such Ancillary Agreement does not include indemnification provisions);

(c) any Assumed Liability; or

(d) any failure of Buyer to pay Transfer Taxes or Apportioned Obligations allocated to Buyer under Section 5.8.2.

7.2 Claim Procedure.

7.2.1 Indemnification Claim Procedure. Except as provided in Section 7.2.2 with respect to Third Party claims, in the event of a claim made by a Buyer Indemnitee or a Seller Indemnitee (the “Indemnified Party”), the Indemnified Party shall give reasonably prompt written notice to the other Party (the “Indemnifying Party”), which notice (an “Indemnification Certificate”) shall: (a) state that the Indemnified Party has or reasonably anticipates having Losses that are subject to indemnification by the Indemnifying Party pursuant to Section 7.1.1 or Section 7.1.2, as applicable, and (b) specify in reasonable detail the individual items and amounts of such Losses, the approximate date each such item arose, or the basis for such anticipated Loss, and a description of the basis of such Indemnified Party’s claim for indemnification; provided, however, that the failure to give reasonably prompt notice shall not relieve the applicable Indemnifying Party of its indemnification obligations under this Agreement except to the extent that the Indemnifying Party is materially prejudiced by any delay in receiving such notice. In the event that the Indemnifying Party agrees to or is determined to have an obligation to reimburse the Indemnified Party for Losses as provided in this Article 7, the Indemnifying Party shall, subject to the provisions of Section 7.3, promptly (but, in any event, within 30 days) pay such amount to the Indemnified Party by wire transfer of immediately available funds to the account specified in writing by the Indemnified Party. The Indemnifying Party may defer making such payment if it objects in a written statement to the claim made in the Indemnification Certificate and delivers such statement to the Indemnifying Party prior to the expiration of such 30-day period. An Indemnifying Party’s failure to object within such 30-day period to any claim set forth in an Indemnification Certificate shall be deemed to be the Indemnifying Party’s acceptance of, and waiver of any objections to, such claim. If an Indemnifying Party shall so object in writing to any claim or claims made in any Indemnification Certificate, the Indemnifying Party and the Indemnified Party shall attempt in good faith for a period of 20 days following the Indemnified Party’s receipt of such objection notice to agree upon the respective rights of the parties with respect to each of such claims. If no such agreement can be reached after such 20-day period of good faith negotiation, either the Indemnifying Party or the Indemnified Party may initiate Litigation for purposes of having the matter settled in accordance with the terms of this Agreement.

7.2.2 Third Party Claim Procedure. In the event an Indemnified Party becomes aware of a claim made by a Third Party (including any action or proceeding commenced or

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threatened to be commenced by any Third Party) that such Indemnified Party reasonably believes may result in an indemnification claim pursuant to Section 7.1, such Indemnified Party shall promptly (and in any event within three Business Days after becoming aware of such claim) notify the Indemnifying Party in writing of such claim (such notice, the “Claim Notice”). The Claim Notice shall be accompanied by reasonable supporting documentation submitted by the Third Party making such claim and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such claim and the amount of the claimed damages; provided, however, that no delay or failure on the part of the Indemnified Party in delivering a Claim Notice shall relieve the Indemnifying Party from any Liability hereunder except to the extent of any damage or Liability caused by or arising out of such delay or failure or to the extent that the Indemnifying Party is materially prejudiced by any delay in receiving such notice. Within 30 days after receipt of any Claim Notice, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of the claim referred to therein at the Indemnifying Party’s sole cost and expense (which shall be subject to Section 7.3) with counsel reasonably satisfactory to the Indemnified Party, so long as (a) such Third Party claim does not seek an injunction or other equitable relief against the Indemnified Party, (b) the Third Party Claim does not relate to or otherwise arise in connection with Taxes or any criminal or regulatory enforcement action, (c) the Indemnifying Party conducts the defense of such Third Party claim diligently and (d) the Indemnifying Party acknowledges in writing that the claim, in whole or in part, is within the scope of such Party’s indemnification obligations under Article 7. If the Indemnifying Party does not so assume control of the defense of such claim, the Indemnified Party shall control the defense of such claim. The Party not controlling the defense of such claim (the “Non-Controlling Party”) may participate therein at its own expense; provided, however, that if the Indemnifying Party assumes control of the defense of such claim and the Indemnifying Party and the Indemnified Party have materially conflicting interests or different defenses available with respect to such claim that cause the Indemnified Party to hire its own separate counsel with respect to such proceeding, the reasonable fees and expenses of a single counsel to the Indemnified Party shall be considered “Losses” for purposes of this Agreement. The Party controlling the defense of such claim (the “Controlling Party”) shall keep the Non-Controlling Party reasonably advised of the status of such claim and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such claim (including copies of any summons, complaint or other pleading that may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such claim. Neither the Indemnified Party nor the Indemnifying Party shall agree to any settlement of, or the entry of any judgment arising from, any such claim without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that the consent of the Indemnified Party shall not be required with respect to any such settlement or judgment if the Indemnifying Party agrees in writing to pay or cause to be paid any amounts payable pursuant to such settlement or judgment (net of the applicable deductible amount specified in Section 7.3.1) and such settlement or judgment includes no admission of liability by or other obligation on the part of the Indemnified Party, such settlement or judgment does not materially and adversely impair the ability of the Indemnified Party to conduct its business and includes a complete release of the Indemnified Party from further Liability.

7.3 Limitations on Indemnification.

7.3.1 The provisions for indemnity under Section 7.1.1(a) or Section 7.1.2(a) shall be effective only (a) for any individual claim or series of related claims arising from the same facts and circumstances where the Loss exceeds $[*] and (b) when the aggregate amount of all Losses for claims or series of related claims arising from the same facts and circumstances in excess of $[*] for which indemnification is sought from any Indemnifying Party exceeds $[*], in which case the Indemnified Party shall be entitled to indemnification of the Indemnified Party’s Losses in excess thereof. In no event shall any Indemnifying Party have liability for indemnification under (i) (A) Section 7.1.1(a) or (B) Section 7.1.2(a), as applicable, or (ii) under (A) Section 7.1.1(b) or (B) Section 7.1.2(b), as applicable, in either case (clauses (ii)(A) and (ii)(B)), with respect to any failure to perform or any breach of any covenant, agreement or obligation contained in Article 4, for any amount exceeding, in the aggregate, $29,500,000; provided, however, that the limitations on indemnification under this Section 7.3.1 shall not apply to breaches of any Fundamental Rep.

7.3.2 The Indemnified Party shall take all commercially reasonable steps to mitigate any Losses incurred by such Party upon and after becoming aware of any event or condition that would reasonably be expected to give rise to any indemnification rights hereunder. The amount of Losses recovered by an Indemnified Party under Section 7.1.1 or Section 7.1.2, as applicable, shall be reduced by (a) any amounts actually recovered by the Indemnified Party from a Third Party in connection with such claim and (b) the amount of any insurance proceeds paid to the Indemnified Party relating to such claim (net of the amount of any associated increase in insurance premiums), in each case ((a) and (b)), out of the Indemnified Party’s costs of recovery. Buyer shall use its commercially reasonable efforts to collect insurance proceeds for any Loss that is subject to indemnification by Seller under Section 7.1.1. If any amounts referenced in the preceding clauses (a) and (b) are received after payment by the Indemnifying Party of the full amount otherwise required to be paid to an Indemnified Party pursuant to this Article 7, the Indemnified Party shall repay to the Indemnifying Party, promptly after such receipt, any amount that the Indemnifying Party would not have had to pay pursuant to this Article 7 had such amounts been received prior to such payment.

7.3.3 If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses pursuant to Section 7.1.1 or Section 7.1.2 and the Indemnified Party could have recovered all or a part of such Losses from a Third Party based on the underlying claim asserted against the Indemnifying Party, the Indemnified Party shall assign such of its rights to proceed against such Third Party as are necessary to permit the Indemnifying Party to recover from the Third Party the amount of such payment.

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7.3.4 The representations and warranties of Seller and Buyer contained in this Agreement shall survive the Closing and continue in full force and effect thereafter through and including the first anniversary of the Closing Date (such date, the “Survival Date”); provided, that the Fundamental Reps shall remain in full force and effect and shall survive indefinitely or, if applicable, until 60 days following the expiration of the applicable statute of limitations. Any obligation of a Party to indemnify the other Party in respect of any breach of any covenant or agreement set forth in Article 4 shall survive the Closing through and including the Survival Date. Any obligation of a Party to indemnify the other Party in respect of any breach of any covenant or agreement which is to be performed following the Closing shall survive until the applicable statute of limitations except as otherwise specified herein.

7.3.5 TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD, NEITHER BUYER NOR SELLER SHALL BE LIABLE TO THE OTHER, OR THEIR AFFILIATES, FOR ANY CLAIMS, DEMANDS OR SUITS FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR MULTIPLE DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (WHETHER OR NOT FORESEEABLE AT THE EXECUTION DATE), CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION HEREWITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

7.3.6 For the avoidance of doubt, no Indemnified Party shall be entitled to indemnification under this Article 7 in respect of any Loss to the extent such Indemnified Party has been previously indemnified or reimbursed in respect of such Loss pursuant to any other provision of this Agreement or any provision of any Ancillary Agreement. No Indemnified Party shall be entitled to indemnification under this Article 7 in respect of any Loss to the extent such Loss arises out of Liabilities under any Ancillary Agreement that includes indemnification provisions.

7.3.7 Solely for purposes of calculating the amount of any Losses arising out of or related to (a) any breach by Seller of any of the representations or warranties made by Seller in Article 3 of this Agreement or made by Seller in any Ancillary Agreement for which a Buyer Indemnitee is entitled to indemnification pursuant to this Article 7 or would be entitled to indemnification pursuant to this Article 7 but for any limitation imposed on the payment thereof by Section 7.3.1 and (b) any breach by Buyer of any of the representations or warranties made by Buyer in Article 3 of this Agreement or made by Buyer in any Ancillary Agreement for which a Seller Indemnitee is entitled to indemnification pursuant to this Article 7 or would be entitled to indemnification pursuant to this Article 7 but for any limitation imposed on the payment thereof by Section 7.3.1, any references in any such representation or warranty to “material,” “materiality,” “Material Adverse Effect,” “Buyer Material Adverse Effect” or similar materiality-based qualifications shall be disregarded.

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7.4 Tax Treatment of Indemnification Payments. All payments made pursuant to this Article 7 shall be treated as adjustments to the Purchase Price for all Tax purposes, unless otherwise required by applicable Law.

7.5 Exclusive Remedy. Subject to Section 9.9, each Party acknowledges and agrees that, following the Closing, the remedies provided for in this Article 7 shall be the sole and exclusive remedies for claims and damages available to the Parties and their respective Affiliates arising out of or relating to this Agreement and the transactions contemplated hereby, except that nothing herein shall limit the Liability of either Party for common law fraud. This Section 7.5 shall not affect either Party’s ability to exercise any rights or remedies available to such Party under any Ancillary Agreement with respect to claims arising under such Ancillary Agreement. Notwithstanding anything to the contrary contained in this Agreement, no breach of any representation, warranty, covenant or agreement contained herein shall, after the consummation of the transactions contemplated by this Agreement, give rise to any right on the part of Buyer, on the one hand, or Seller, on the other hand, to rescind this Agreement or any of the transactions contemplated hereby. No past, present or future Representative, incorporator, member, partner or stockholder of Seller or any of its Affiliates shall have any liability, whether based on warranty, in contract, in tort (including negligence or strict liability) or otherwise, for any obligations or Liabilities of Seller or any of its Affiliates arising under, in connection with or related to this Agreement or for any claim based on, in respect of or by reason of the transactions contemplated hereby, including any alleged non-disclosure or misrepresentations made by any such Persons.

7.6 Setoff Rights. Neither Party shall have any right of setoff of any amounts due and payable, or any Liabilities arising, under this Agreement against any other amounts due and payable under this Agreement or any amounts due and payable, or any Liabilities arising, under any Ancillary Agreement. The payment obligations under each of this Agreement and the Ancillary Agreements remain independent obligations of each Party, irrespective of any amounts owed to any other Party under this Agreement or the respective Ancillary Agreements.

7.7 Disclaimer. Except as expressly set forth in any representation or warranty in Section 3.1, Buyer acknowledges and agrees that it and other Buyer Indemnitees shall have no claim or right to indemnification pursuant to this Article 7 (or otherwise) with respect to any information, documents, or materials furnished to or for Buyer by Seller or any of its Affiliates or any of their respective officers, directors, employees, agents or advisors, including any information, documents, or material made available to Buyer in any “data room”, management presentation, or any other form in connection with the transactions contemplated by this Agreement or any Ancillary Agreement; provided however that this Section 7.7 shall not prevent claims other than pursuant to this Article 7 by Buyer for common law fraud with respect to such information, documents, or materials.

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ARTICLE 8

TERMINATION

8.1 Termination. Prior to the Closing, this Agreement shall terminate on the earliest to occur of any of the following events:

8.1.1 the mutual written agreement of Buyer and Seller;

8.1.2 by written notice delivered by either Buyer or Seller to the other, if the Closing shall not have occurred on or prior to March 31, 2015 (the “End Date”) (other than due to a breach of any representation or warranty hereunder of the Party seeking to terminate this Agreement or as a result of the failure on the part of such Party to comply with or perform any of its covenants, agreements or obligations under this Agreement and other than as a result of any closing condition in favor of the non-terminating Party not being satisfied, which closing condition has been waived by the non-terminating Party); provided, however, that (a) Buyer shall not have the right to terminate this Agreement pursuant to this Section 8.1.2 during the pendency of any Litigation brought prior to the End Date by Seller for specific performance of this Agreement and (b) Seller shall not have the right to terminate this Agreement pursuant to this Section 8.1.2 during the pendency of any Litigation brought before the End Date by Buyer for specific performance of this Agreement;

8.1.3 by written notice delivered by Buyer to Seller, if (a) there has been a material misrepresentation or material breach by Seller of a representation or warranty of Seller contained in this Agreement or (b) there shall be a material breach by Seller of any covenant, agreement or obligation of Seller in this Agreement, and such failure or breach described in clause (a) or (b) would result in the failure of a condition set forth in Section 6.2.1 or Section 6.2.2 that has not been waived by Buyer, or in the case of a breach of any covenant or agreement, is not cured upon the earlier to occur of (i) the 30th day after written notice thereof is given by Buyer to Seller and (ii) the day that is five Business Days prior to the End Date; provided, that Buyer may not terminate this Agreement pursuant to this Section 8.1.3 if Buyer is in material breach of this Agreement; or

8.1.4 by written notice delivered by Seller to Buyer, if

(a) (i) there has been a misrepresentation or material breach by Buyer of a representation or warranty of Buyer contained in this Agreement or (ii) there shall be a material breach by Buyer of any covenant, agreement or obligation of Buyer in this Agreement, and such failure or breach described in clause (i) or clause (ii) would result in the failure of a condition set forth in Section 6.3.1 or Section 6.3.2 and has not been waived by Seller, or in the case of a breach of any covenant or agreement, is not cured upon the earlier to occur of (A) the 30th day after written notice thereof is given by Seller to Buyer and (B) the day that is five Business Days prior to the End Date; provided, that Seller may not terminate this Agreement pursuant to this Section 8.1.4(a) if Seller is in material breach of this Agreement; or

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(b) (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied and remain satisfied (other than those conditions that (A) by their terms are to be satisfied at the Closing or (B) the failure of which to be satisfied is attributable primarily to a breach by Buyer of its representations, warranties, covenants or agreements contained in this Agreement), (ii) Seller has irrevocably confirmed by notice to Buyer that all conditions set forth in Section 6.3 have been satisfied or that it is willing to waive any unsatisfied conditions set forth in Section 6.3 and (iii) the transactions contemplated hereunder shall not have been consummated within three Business Days after delivery of such notice, and Seller stood ready, willing and able to consummate the transactions contemplated hereunder during such period.

8.2 Procedure and Effect of Termination.

8.2.1 Notice of Termination. Termination of this Agreement by either Buyer or Seller shall be by delivery of a written notice to the other. Such notice shall state the termination provision in this Agreement that such terminating Party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 8.1 shall be effective upon and as of the date of delivery of such written notice as determined pursuant to Section 9.2.

8.2.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 by Buyer or Seller, this Agreement shall be terminated and have no further effect, and there shall be no liability hereunder on the part of Seller, Buyer or any of their respective Affiliates, except that Sections 5.3 (Publicity), 5.4 (Confidentiality), 8.2.2 (Effect of Termination), 8.2.3 (Withdrawal of Certain Filings) and Article 9 (Miscellaneous) shall survive any termination of this Agreement. For clarity, in the event of termination of this Agreement pursuant to Section 8.1, the Parties shall not enter into any of the Ancillary Agreements or have any obligations thereunder. Nothing in this Section 8.2.2 shall relieve either Party of liability for common law fraud prior to the termination hereof.

8.2.3 Withdrawal of Certain Filings. As soon as practicable following a termination of this Agreement for any reason, but in no event more than 30 days after such termination, Buyer or Seller shall, to the extent practicable, withdraw all filings, applications and other submissions relating to the transactions contemplated by this Agreement filed or submitted by or on behalf of such Party, any Governmental Authority or other Person.

ARTICLE 9

MISCELLANEOUS

9.1 Governing Law, Jurisdiction, Venue and Service.

9.1.1 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

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9.1.2 Jurisdiction. Subject to Section 9.9, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial.

9.1.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

9.1.4 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 9.2.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

9.2 Notices.

9.2.1 Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement (each, a “Notice”) shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission or by email of a PDF attachment (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 9.2.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party at least 5 days’ prior to such address taking effect in accordance with this Section 9.2. Such Notice shall be deemed to have been given as of the date delivered by hand or internationally recognized overnight delivery service or confirmed that it was received by facsimile or email (with receipt confirmed by telephone or, solely in the case of facsimile, by email or by delivery (in addition to such facsimile) of such communication by internationally recognized overnight delivery service that maintains records of delivery). Any Notice delivered by facsimile or email shall be confirmed by a hard copy delivered as soon as practicable thereafter.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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9.2.2 Address for Notice.

If to Seller, to:

Amylin Pharmaceuticals, LLC

c/o AstraZeneca Pharmaceuticals LP

1800 Concord Pike

P.O. Box 15437

Wilmington, DE 19850 5437

Facsimile: (302) 886-1578

Attention: President

with a copy (which shall not constitute notice) to:

Amylin Pharmaceuticals, LLC

c/o AstraZeneca Pharmaceuticals LP

1800 Concord Pike

P.O. Box 15437

Wilmington, DE 19850 5437

Facsimile: (302) 886-1578

Attention: General Counsel

and a copy (which shall not constitute notice) to:

Covington & Burling LLP

1201 Pennsylvania Avenue, N.W.

Washington, DC 20004

Facsimile: (202) 662-6291

Attention: Catherine J. Dargan

                 Michael J. Riella

If to Buyer, to:

Aegerion Pharmaceuticals, Inc.

One Main Street, Suite 800

Cambridge, MA 02142

Facsimile: (617) 945-7968

Attention: Marc Beer, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Aegerion Pharmaceuticals, Inc.

One Main Street, Suite 800

Cambridge, MA 02142

Facsimile: (617) 945-7968

Attention: Anne Marie Cook, General Counsel

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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and a copy (which shall not constitute notice) to:

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Facsimile: (617) 235-0706

Attention: Marc Rubenstein

9.3 No Benefit to Third Parties. The covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of Buyer Indemnitees and Seller Indemnitees under Article 8, they shall not be construed as conferring any rights on any other Persons.

9.4 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

9.5 Expenses. Except as otherwise specified herein, and whether or not the Closing takes place, each Party shall bear any costs and expenses incurred by it with respect to the transactions contemplated herein.

9.6 Assignment. Neither this Agreement nor either Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by either Party without the prior written consent of the other Party shall be void and of no effect; provided, however, that (a) either Party may assign or delegate any or all of its rights or obligations hereunder to an Affiliate without the prior written consent of the other Party, but the assigning Party shall remain responsible for all of its obligations hereunder notwithstanding any such assignment and (b) the foregoing shall not prevent Buyer from transferring or assigning its rights under Section 2.6 as provided therein. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

9.7 Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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9.8 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

9.9 Equitable Relief. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party hereby waives (a) any requirement that the other Party post a bond or other security as a condition for obtaining any such relief, and (b) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

9.10 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

9.11 Bulk Sales Statutes. Buyer hereby waives compliance by Seller with any applicable bulk sales statutes in any jurisdiction in connection with the transactions under this Agreement; provided that any Liabilities arising out of the failure of Seller to comply with such bulk sales statutes shall be treated as Excluded Liabilities.

9.12 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

9.13 Entire Agreement. This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Disclosure Schedules, the Confidentiality Agreement, the Ancillary

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Agreements and the other agreements, certificates and documents delivered in connection herewith or therewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern.

[Signature page follows]

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IN WITNESS WHEREOF, each of the Parties and AZPLP have executed this Agreement as of the Execution Date.

AMYLIN PHARMACEUTICALS, LLC

By:	/s/ Ann Booth-Barbarin
Name:	Ann Booth-Barbarin
Title:	Assistant Secretary

ASTRAZENECA PHARMACEUTICALS LP
(solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2)

By:	/s/ Stephen F. Mohr
Name:	Stephen F. Mohr
Title:	Deputy General Counsel, North
America and U.S. General Counsel

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Marc Beer
Name:	Marc Beer
Title:	Chief Executive Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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EXHIBIT A

BILL OF SALE AND

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale and Assignment and Assumption Agreement (this “Agreement”) is made as of this [    ] day of [        ], 2015, by and between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Amylin”), AstraZeneca Pharmaceuticals LP, a Delaware limited partnership (“AZPLP”, and collectively with Amylin, “Seller”) and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Amylin, AZPLP and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Amylin, AZPLP (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement) and Buyer, have entered into that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”); and

WHEREAS, pursuant to the Asset Purchase Agreement, Seller has agreed to sell, transfer, convey, assign and deliver the Purchased Assets and transfer the Assumed Liabilities to Buyer, and Buyer has agreed to purchase and accept the Purchased Assets and assume the Assumed Liabilities from Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained in the Asset Purchase Agreement, this Agreement and the other Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Definitions. Unless otherwise specifically provided herein, capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.	Conveyance and Acceptance. In accordance with the provisions of the Asset Purchase Agreement, Seller hereby sells, transfers, conveys, assigns and delivers to Buyer, its successors, legal representatives, and assigns, all of Seller’s right, title and interest in and to the Purchased Assets, and Buyer hereby purchases and accepts the Purchased Assets, in each case, free and clear of any Encumbrances other than Permitted Encumbrances.

3.	Assumption of Assumed Liabilities. Seller hereby assigns to Buyer the Assumed Liabilities and Buyer hereby unconditionally assumes and agrees to pay and discharge when due the Assumed Liabilities.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	Asset Purchase Agreement Controls. Notwithstanding any other provision of this Agreement to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, or any of the obligations of Buyer or Seller set forth in the Asset Purchase Agreement. This Agreement is subject to and governed entirely in accordance with the terms and conditions of the Asset Purchase Agreement. Nothing contained herein is intended to modify or supersede any of the provisions of the Asset Purchase Agreement.

5.	Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

[Signature page follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have each caused this Agreement to be duly executed as of the Closing Date.

AMYLIN PHARMACEUTICALS, LLC

By:
Name:
Title:

ASTRAZENECA PHARMACEUTICALS, LP

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

1

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Exhibit B

Key Terms of BMS Agreement

[*]

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EXHIBIT C

DOMAIN NAME ASSIGNMENT

This Domain Name Assignment (this “Domain Name Assignment”) is made as of this [    ] day of [        ], 2015, by and between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Amylin”), AstraZeneca Pharmaceuticals LP, a Delaware limited partnership (“AZPLP”, and collectively with Amylin, “Seller”), and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Amylin, AZPLP and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller owns the internet domain names listed on Schedule A attached hereto and made a part hereof (collectively, the “Purchased Domain Names”); and

WHEREAS, Amylin, AZPLP (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement) and Buyer have entered into that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, Buyer has agreed to acquire from Seller, and Seller has agreed to sell, transfer, convey, assign and deliver to Buyer, the Purchased Domain Names.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Domain Name Assignment and of the representations, warranties, conditions, agreements and promises contained in the Asset Purchase Agreement, this Domain Name Assignment and the other Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Definitions. Unless otherwise specifically provided herein, capitalized terms used in this Domain Name Assignment and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.	Conveyance and Acceptance. In accordance with the provisions of the Asset Purchase Agreement, Seller hereby sells, transfers, conveys, assigns and delivers to Purchaser, its successors, legal representatives, and assigns, and Purchaser hereby purchases and accepts from Seller, all of Seller’s right, title, and interest in and to the Purchased Domain Names.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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EXCHANGE COMMISSION.

3.	Further Assurances. Seller agrees, at Buyer’s expense, to take such action as may be required or necessary to effect the transfer of the Purchased Domain Names to Buyer including, without limitation, releasing any “lock” placed on the Purchased Domain Names, obtaining the authorization code and providing that code to Buyer, confirming the requested transfer upon receipt of a request to do so from the registrar used by Buyer for the Purchased Domain Names, executing and delivering all authorizations necessary to effectuate electronic transfer of the Purchased Domain Names, and executing and delivering all further documents and instruments and to do and cause to be done such further acts and things as may be necessary or as Buyer may reasonably request to effectuate the assignment and transfer of the Purchased Domain Names to Buyer. Buyer shall bear all costs charged by any transferring registrar, if any, in connection with the transfer of the Purchased Domain Names to Buyer.

4.	Asset Purchase Agreement Controls. Notwithstanding any other provision of this Domain Name Assignment to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, or any of the obligations of Buyer or Seller set forth in the Asset Purchase Agreement. This Domain Name Assignment is subject to and governed entirely in accordance with the terms and conditions of the Asset Purchase Agreement. Nothing contained herein is intended to modify or supersede any of the provisions of the Asset Purchase Agreement.

5.	Miscellaneous.

(a)	Expenses. All costs and expenses associated with the conveyance under this Domain Name Assignment of all right, title and interest of Seller in and to the Purchased Domain Names shall be borne solely by Buyer.

(b)	Counterparts. This Domain Name Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Domain Name Assignment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Domain Name Assignment.

[Signature page follows]

2

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IN WITNESS WHEREOF, the Parties have duly executed this Domain Name Assignment, as of the day and year first above written.

AMYLIN PHARMACEUTICALS, LLC

By:
Name:
Title:

ASTRAZENECA PHARMACEUTICALS, LP

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

[Signature Page to Domain Name Assignment]

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EXHIBIT D

PATENT ASSIGNMENT

This Patent Assignment (this “Patent Assignment”) is made as of this [    ] day of [        ], 2015, by and between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Amylin”), AstraZeneca Pharmaceuticals LP, a Delaware limited partnership (“AZPLP”, and collectively with Amylin, “Seller”), and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Amylin, AZPLP and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller owns the Patent Rights listed on Schedule A attached hereto and made a part hereof (collectively referred to herein as the “Purchased Patents”); and

WHEREAS, Amylin, AZPLP (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement) and Buyer, have entered into that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, Seller has agreed to sell, transfer, convey, assign and deliver to Buyer, and Buyer has agreed to purchase and accept from Seller the Purchased Patents.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Patent Assignment and of the representations, warranties, conditions, agreements and promises contained in the Asset Purchase Agreement, this Patent Assignment and the other Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. Unless otherwise specifically provided herein, capitalized terms used in this Patent Assignment and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.

Conveyance and Acceptance. In accordance with the provisions of the Asset Purchase Agreement, Seller hereby sells, transfers, conveys, assigns and delivers to Buyer, its successors, legal representatives, and assigns all right, title and interest in and to the Purchased Patents and Buyer hereby purchases and accepts from Seller the Purchased Patents. The Purchased Patents include (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming

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priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)); and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

3.	Recordation. Seller hereby authorizes the United States Commissioner of Patents and Trademarks and, as appropriate, the respective patent office or other Governmental Authority in each jurisdiction other than the United States, to record this Assignment.

4.	Asset Purchase Agreement Controls. Notwithstanding any other provision of this Patent Assignment to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, or any of the obligations of Buyer or Seller set forth in the Asset Purchase Agreement. This Patent Assignment is subject to and governed entirely in accordance with the terms and conditions of the Asset Purchase Agreement. Nothing contained herein is intended to modify or supersede any of the provisions of the Asset Purchase Agreement.

5.	Further Assurances. Seller agrees, at Buyer’s expense, to take such further action and to execute and deliver such additional instruments and documents as Buyer may reasonably request to carry out and fulfill the purposes and intent of this Patent Assignment including signing all papers and documents, taking all lawful oaths and doing all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of patents or applications of Purchased Patents.

6.	Miscellaneous.

(a)	Expenses. All costs and expenses associated with the conveyance under this Patent Assignment of all right, title and interest of Seller in and to the Purchased Patents shall be borne solely by Buyer.

(b)	Counterparts. This Patent Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an

2

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original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Patent Assignment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Patent Assignment.

[Signature page follows]

3

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IN WITNESS WHEREOF, the Parties have duly executed this Patent Assignment, as of the date first above written.

AMYLIN PHARMACEUTICALS, LLC

By:
Name:
Title:

ASTRAZENECA PHARMACEUTICALS, LP

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

[Signature Page to Patent Assignment]

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STATE OF                     }

                        } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of Amylin Pharmaceuticals, LLC and that he/she duly executed the foregoing instrument for and on behalf of Amylin Pharmaceuticals, LLC being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

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STATE OF                     }

                        } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of AstraZeneca Pharmaceuticals, LP and that he/she duly executed the foregoing instrument for and on behalf of AstraZeneca Pharmaceuticals, LP being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

STATE OF                     }

                        } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of Aegerion Pharmaceuticals, Inc. and that he/she duly executed the foregoing instrument for and on behalf of Aegerion Pharmaceuticals, Inc. being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT E-1

TRADEMARK ASSIGNMENT

This Trademark Assignment (this “Trademark Assignment”) is made as of this [    ] day of [        ], 2015, by and between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Seller”) and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller is the owner in the applicable jurisdiction of the Trademarks registrations and applications set forth on Schedule A attached hereto and made part hereof (collectively, the “Purchased Trademarks”);

WHEREAS, Seller, AstraZeneca Pharmaceuticals, LP, a Delaware limited partnership (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement), and Buyer have entered into that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, Buyer has agreed to acquire from Seller and Seller has agreed to sell, transfer, convey, assign and deliver to Buyer all of Seller’s rights, title and interest in and to the Purchased Trademarks, together with the goodwill of the business associated with and symbolized by the Purchased Trademarks.

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Trademark Assignment and of the representations, warranties, conditions, agreements and promises contained in the Asset Purchase Agreement, this Trademark Assignment and the other Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. Unless otherwise specifically provided herein, capitalized terms used in this Trademark Assignment and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.

Conveyance and Acceptance of Purchased Trademarks. In accordance with the provisions of the Asset Purchase Agreement, (a) Seller hereby sells, assigns, transfers, conveys and delivers to Buyer (and to Buyer’s successors, legal representatives, and assigns), all of its right, title and interest in and to the Purchased Trademarks in the jurisdiction set forth opposite each such Purchased Trademarks on Schedule A, including all common law rights therein and all trademark registrations and registration applications relating to the Purchased

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Trademarks, together with all proceeds, benefits, privileges, causes of action, and remedies relating to the Purchased Trademarks, all rights to bring an action, whether at law or in equity, for infringement or other violation of the Purchased Trademarks against any Third Party, all rights to recover damages, profits and injunctive relief for infringement or other violation of the Purchased Trademarks, and all goodwill of the business associated with and symbolized by the Purchased Trademarks; provided, however, that no such rights are being assigned hereunder with respect to any Excluded Assets or Excluded Liabilities; and (b) Buyer hereby accepts such sale, transfer, conveyance, assignment and delivery.

3.	Recordation. Seller hereby authorizes Buyer to record this Trademark Assignment with the U.S. Patent and Trademark Office and all other applicable foreign trademark offices or other relevant Governmental Authorities. All costs and expenses, including Third Party filing and recordation fees and other disbursements, associated with the conveyance of the Purchased Trademarks and with the recordation of this Trademark Assignment shall be borne solely by Buyer.

4.	Asset Purchase Agreement Controls. Notwithstanding any other provision of this Trademark Assignment to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, or any of the obligations of Buyer or Seller set forth in the Asset Purchase Agreement. This Trademark Assignment is subject to, and governed entirely in accordance with, the terms and conditions of the Asset Purchase Agreement. Nothing contained herein is intended to modify or supersede any of the provisions of the Asset Purchase Agreement.

5.	Further Assurances. Seller agrees, at Buyer’s expense, to take such further action and to execute and deliver such additional instruments and documents as Buyer may reasonably request to carry out and fulfill the purposes and intent of this Trademark Assignment including signing all papers and documents, taking all lawful oaths and doing all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of trademarks or applications of Purchased Trademarks.

6.	Miscellaneous.

(a)	Expenses. All costs and expenses associated with the conveyance under this Trademark Assignment of all right, title and interest of Seller in and to the Purchased Trademarks shall be borne solely by Buyer.

(b)

Counterparts. This Trademark Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

constitute but one agreement. Delivery of an executed counterpart of a signature page of this Trademark Assignment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Trademark Assignment.

[Signature page follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have duly executed this Trademark Assignment, as of the date first above written.

AMYLIN PHARMACEUTICALS, LLC

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

STATE OF                    }

                    } ss

COUNTY OF                }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the              of Amylin Pharmaceuticals, LLC and that he/she duly executed the foregoing instrument for and on behalf of Amylin Pharmaceuticals, LLC being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

STATE OF                     }

                    } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of Aegerion Pharmaceuticals, Inc. and that he/she duly executed the foregoing instrument for and on behalf of Aegerion Pharmaceuticals, Inc. being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT E-2

TRADEMARK ASSIGNMENT

This Trademark Assignment (this “Trademark Assignment”) is made as of this [    ] day of [        ], 2015, by and between AstraZeneca Pharmaceuticals, LP, a Delaware limited partnership (“Seller”) and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller is the owner in the applicable jurisdiction of the Trademarks registrations and applications set forth on Schedule A attached hereto and made part hereof (collectively, the “Purchased Trademarks”);

WHEREAS, Amylin Pharmaceuticals, LLC, a Delaware limited liability company, Seller (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement) and Buyer have entered into that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, Buyer has agreed to acquire from Seller and Seller has agreed to sell, transfer, convey, assign and deliver to Buyer all of Seller’s rights, title and interest in and to the Purchased Trademarks, together with the goodwill of the business associated with and symbolized by the Purchased Trademarks.

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Trademark Assignment and of the representations, warranties, conditions, agreements and promises contained in the Asset Purchase Agreement, this Trademark Assignment and the other Ancillary Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. Unless otherwise specifically provided herein, capitalized terms used in this Trademark Assignment and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.

Conveyance and Acceptance of Purchased Trademarks. In accordance with the provisions of the Asset Purchase Agreement, (a) Seller hereby sells, assigns, transfers, conveys and delivers to Buyer (and to Buyer’s successors, legal representatives, and assigns), all of its right, title and interest in and to the Purchased Trademarks in the jurisdiction set forth opposite each such Purchased Trademarks on Schedule A, including all common law rights therein and all trademark registrations and registration applications relating to the Purchased

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Trademarks, together with all proceeds, benefits, privileges, causes of action, and remedies relating to the Purchased Trademarks, all rights to bring an action, whether at law or in equity, for infringement or other violation of the Purchased Trademarks against any Third Party, all rights to recover damages, profits and injunctive relief for infringement or other violation of the Purchased Trademarks, and all goodwill of the business associated with and symbolized by the Purchased Trademarks; provided, however, that no such rights are being assigned hereunder with respect to any Excluded Assets or Excluded Liabilities; and (b) Buyer hereby accepts such sale, transfer, conveyance, assignment and delivery.

3.	Recordation. Seller hereby authorizes Buyer to record this Trademark Assignment with the U.S. Patent and Trademark Office and all other applicable foreign trademark offices or other relevant Governmental Authorities. All costs and expenses, including Third Party filing and recordation fees and other disbursements, associated with the conveyance of the Purchased Trademarks and with the recordation of this Trademark Assignment shall be borne solely by Buyer.

4.	Asset Purchase Agreement Controls. Notwithstanding any other provision of this Trademark Assignment to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, or any of the obligations of Buyer or Seller set forth in the Asset Purchase Agreement. This Trademark Assignment is subject to, and governed entirely in accordance with, the terms and conditions of the Asset Purchase Agreement. Nothing contained herein is intended to modify or supersede any of the provisions of the Asset Purchase Agreement.

5.	Further Assurances. Seller agrees, at Buyer’s expense, to take such further action and to execute and deliver such additional instruments and documents as Buyer may reasonably request to carry out and fulfill the purposes and intent of this Trademark Assignment including signing all papers and documents, taking all lawful oaths and doing all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of trademarks or applications of Purchased Trademarks.

6.	Miscellaneous.

(a)	Expenses. All costs and expenses associated with the conveyance under this Trademark Assignment of all right, title and interest of Seller in and to the Purchased Trademarks shall be borne solely by Buyer.

(b)

Counterparts. This Trademark Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

constitute but one agreement. Delivery of an executed counterpart of a signature page of this Trademark Assignment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Trademark Assignment.

[Signature page follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have duly executed this Trademark Assignment, as of the date first above written.

ASTRAZENECA PHARMACEUTICALS, LP

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

STATE OF                     }

                        } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of AstraZeneca Pharmaceuticals, LP and that he/she duly executed the foregoing instrument for and on behalf of AstraZeneca Pharmaceuticals, LP being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

STATE OF                     }

                        } ss

COUNTY OF                 }

On this      day of         , 2015, before me personally appeared                     , to me personally known, who, being duly sworn, did say that he/she is the                      of Aegerion Pharmaceuticals, Inc. and that he/she duly executed the foregoing instrument for and on behalf of Aegerion Pharmaceuticals, Inc. being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said company.

Notary Public
Expiration Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT F

FORM OF

TRANSITIONAL SERVICES AGREEMENT

By and between

Amylin Pharmaceuticals, LLC

and

Aegerion Pharmaceuticals, Inc.

Dated as of November 5, 2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

i

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EXCHANGE COMMISSION.

6.2	Indemnification	10
6.3	Exclusivity	11

ARTICLE 7 TERM AND TERMINATION		11

7.1	Term	11
7.2	Termination of Services	11
7.3	Accrued Rights; Surviving Obligations	12

ARTICLE 8 MISCELLANEOUS		13

8.1	Force Majeure	13
8.2	Independent Contractor	13
8.3	Governing Law, Jurisdiction, Venue and Service	13
8.4	Notices	14
8.5	No Benefit to Third Parties	16
8.6	Waiver and Non-Exclusion of Remedies	16
8.7	Assignment	16
8.8	Amendment	16
8.9	Severability	16
8.10	English Language	17
8.11	Counterparts	17
8.12	Entire Agreement	17

EXHIBITS

A	Other Obligations

SCHEDULES

2.1	Services

2

3.1	Fees

[2]	Note to Draft: Categories of services to be discussed and agreed upon between the Parties. Data transmission under Section 2.10 to be included as a service.

ii

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INDEX OF DEFINED TERMS

Defined Term	Page	Defined Term	Page
Affiliate	1	Notice	12
Agreement	1	Notice Period	10
Asset Purchase Agreement	1	Out-of-Pocket Costs	2
AZPLP	1	Parties	1
Breaching Party	10	Party	1
Buyer	1	Payments	7
Calendar Year	1	Reimbursable Expenses	6
Complaining Party	10	Seller	1
Distribution Costs	1	Seller Cap	9
Distribution Service	2	Seller-related Losses	9
Effective Date	1	Service	2
Excluded Services	2	Services	2
Extension Period	10	Services Fees	6
Force Majeure Event	11	Services Standard	3
FTE	2	Transition Managers	4
FTE Rate	2	Transition Period	10
Initial Period	10

iii

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

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EXCHANGE COMMISSION.

TRANSITIONAL SERVICES AGREEMENT (this “Agreement”) dated as of [●], 2015 (the “Effective Date”), between Amylin Pharmaceuticals, LLC, a Delaware limited liability company (“Seller”), and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Seller, AstraZeneca Pharmaceuticals LP, a Delaware limited partnership (solely for purposes of Sections 2.1.1, 2.2.1 and 2.3.2 of the Asset Purchase Agreement) (“AZPLP”), and Buyer are parties to that certain Asset Purchase Agreement, dated as of November 5, 2014 (the “Asset Purchase Agreement”), pursuant to which Buyer is purchasing from Seller and AZPLP the Purchased Assets (as defined in the Asset Purchase Agreement); and

WHEREAS, following the consummation of the transactions contemplated by the Asset Purchase Agreement, Seller has agreed to perform certain Services (as defined in Section 2.1.1) for a certain period after the Effective Date for the benefit of Buyer with respect to Buyer’s use and operation of the Purchased Assets and the parties have agreed to undertake certain obligations pursuant to 2.11 with respect to the Product and the Product Business, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth and set forth in the Asset Purchase Agreement, the other Ancillary Agreements (as defined in the Asset Purchase Agreement), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Certain Defined Terms. Unless otherwise specifically provided herein, capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Asset Purchase Agreement. As used herein, the following terms have the following meanings.

“Affiliate” shall have the meaning set forth in the Asset Purchase Agreement.

“Calendar Year” means each successive period of 12 calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

Schedule 2.1 - 1

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[“Distribution Costs” means [●].]2

“Distribution Service” has the meaning set forth in Schedule 2.1.

“Excluded Services” means [corporate management, legal, insurance, treasury, tax, travel and meeting planning services, corporate aviation, public affairs, real estate services, internal audit]3 and all other services not specifically covered by Schedule 2.1.

“FTE Rate” means [a rate per annum]4 the time of an employee for a full-time equivalent (“FTE”) person year (consisting of a total of [*]) of work, which rate shall be as set forth in Schedule 3.1. Without limiting the above, the FTE Rate shall be adjusted annually for each Calendar Year after 2014 to be equal to the FTE Rate as of the Effective Date or the preceding Calendar Year, as the case may be, plus a percentage increase equal to the percentage increase in such Calendar Year in the applicable Consumer Price Index for all Urban Consumers, as published by the U.S. Department of Labor, Bureau of Statistics.

“Out-of-Pocket Costs” means with respect to any Services other than Distribution Services, Seller’s and its Affiliates’ actual, reasonably incurred, documented, out-of-pocket expenses incurred in providing such Services.

1.2 Construction. Section 1.2 of the Asset Purchase Agreement is hereby incorporated by reference into this Agreement, mutatis mutandis.

ARTICLE 2

SERVICES

2.1 Provision of Services.

2.1.1 Subject to the terms and conditions of this Agreement, during the Transition Period (as defined in Section 7.1), Seller shall provide or cause to be provided to Buyer the transitional services set forth on Schedule 2.1, as such services are currently being utilized by Seller in connection with the Purchased Assets (each, a “Service” and collectively, the “Services”), when and as reasonably requested by Buyer

[2]	Note to Draft: Parties to discuss the definition of Distribution Costs once services are agreed.
[3]	Note to Draft: Scope of Excluded Services subject to further review by the Parties once the Services have been determined.
[4]	Note to Draft: Parties to agree on initial FTE Rates prior to execution.

2

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or its Affiliates. If there is any inconsistency between the terms of Schedule 2.1 and the terms of this Agreement, the terms of this Agreement shall govern. Except as expressly set forth herein, from and after the Effective Date, Seller’s and Buyer’s respective obligations and rights with respect to the Product shall be as set forth in the Asset Purchase Agreement or the applicable other Ancillary Agreements. For the avoidance of doubt, the Services do not include, and Seller shall have no obligation to provide, any of the Excluded Services.

2.1.2 Notwithstanding anything to the contrary herein, neither Seller nor any of its Affiliates will be required to perform or to cause to be performed any of the Services for the benefit of any Person other than Buyer and its Affiliates.

2.1.3 The description of the Services set forth on Schedule 2.1 may be amended from time to time upon the mutual written agreement of the Parties hereto, and any such amendment shall be considered part of this Agreement and incorporated herein by this reference.

2.2 Services Performed by Affiliates and Third Parties. Seller shall have the right to perform the Services either itself, through any Affiliate or through any subcontractor set forth on Schedule 2.2, or through any other subcontractor upon Buyer’s written approval (not to be unreasonably withheld). Subject to Section 6.3, Seller shall remain obligated and liable for any Services performed by a subcontractor of Seller.

2.3 Performance Standard.

2.3.1 Buyer acknowledges that Seller is not in the business of providing services to Third Parties and is entering into this Agreement only in connection with the Asset Purchase Agreement. Seller shall use commercially reasonable efforts to provide, and to cause its Affiliates and subcontractors to provide, the Services to be provided pursuant to this Agreement with substantially the same degree of skill, quality and care utilized by Seller (or its Affiliates) in performing such activities for itself with respect to the Product to the extent that doing so does not materially interfere with Seller’s own business activities and in compliance in all material respects with all applicable Laws (the “Services Standard”). Under no circumstances shall Seller, its Affiliates or its or their employees or agents (including subcontractors) be held accountable to a greater standard of care, efforts or skill than the Services Standard. Buyer acknowledges and agrees that (i) the Services do not include the exercise of business judgment or general management for Buyer and (ii) NEITHER SELLER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

2.3.2 The Parties shall amend Schedule 2.1 and the applicable Services Fees if the Services to be provided to Buyer increase in scale or in scope in a material way beyond those provided to Buyer as of the Effective Date should Seller agree to provide such increased scale or scope of Services.

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.3.3 If, in order to provide any Services under this Agreement, it is necessary or advisable to take any steps to facilitate such Services, including implementing special information technology connections or firewalls, the costs of taking such steps shall be borne by Buyer; provided that Seller shall have notified Buyer of such steps and the costs therefor, and Buyer shall not be obligated to pay such costs unless it shall have consented to taking such steps and shall only be liable for the costs identified in such notice.

2.4 Transitional Nature of Services; Changes. Buyer acknowledges and agrees that the Services are intended only to be transitional in nature, and shall be furnished by Seller only during the Transition Period and solely for the purpose of accommodating Buyer in connection with the transactions contemplated by the Asset Purchase Agreement. Buyer shall ensure that it will have sufficient resources available to it at the end of the Transition Period to perform the Services (or have the Services performed) without the involvement of Seller, its Affiliates or any of its or their employees or agents. Buyer acknowledges and agrees that Seller or its Affiliates may make reasonable changes from time to time in the manner of performing the Services if Seller or its Affiliates (a) are making similar changes in performing similar services for their own Affiliates or would have made in performing similar services for their own Affiliates with respect to the Product and (b) furnish to Buyer such notice (in content and timing) as Seller or its Affiliates shall furnish to their own Affiliates with respect to such changes.

2.5 Location of Services Provided; Travel Expenses. Seller shall provide the Services to Buyer from locations of Seller’s choice in its sole discretion unless Services are required to be performed at a specific location identified in Schedule 2.1. Should the provision of Services require any personnel of Seller to travel beyond 50 miles from his or her employment location, Buyer shall reimburse Seller for all reasonable travel-related costs, consistent with Seller’s travel policy.

2.6 Transition Management. Within five Business Days after the Effective Date, Buyer and Seller each shall designate an appropriate point of contact for all questions and issues relating to the Services (the “Transition Managers”). Either Party may, by written notice given to the other Party, replace its Transition Manager. The Transition Managers shall meet at least once per week, or on such other schedule as mutually agreed upon by the Parties, during the Transition Period in person or telephonically in order to discuss the Services and the status of the transition and to manage any open issues relating to the Services.

4

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EXCHANGE COMMISSION.

2.7 Cooperation. Each of Buyer and Seller shall use commercially reasonable efforts to cooperate with each other in all matters relating to the provision and receipt of the Services. Without limiting the generality of the foregoing sentence:

2.7.1 Such cooperation shall include Seller using commercially reasonable efforts to obtain material consents, licenses or approvals necessary to permit Seller to perform its obligations hereunder, subject to the Services Standard; provided, however, that under no circumstances shall Seller be obligated to provide a Service if (i) Seller is unable to obtain necessary consents, licenses and approvals relating to such Service on commercially reasonable terms; (ii) in order to provide such Service, Seller will have an obligation to make any payments to any Third Party or incur any obligations in respect of any such consents, licenses or approvals, which payments are not subject to reimbursement by Buyer or which other obligations are not assumed by Buyer hereunder; (iii) Seller would be obligated to make any alternative arrangements in the event that any such consents, licenses or approvals are not obtained (but only to the extent such arrangements would not be commercially reasonable); or (iv) Seller would be required to seek broader rights or more favorable terms with respect to any consents, licenses or approvals than those applicable immediately prior to the date hereof.

2.7.2 Buyer shall permit Seller, its Affiliates and its and their employees and agents reasonable access during regular business hours (or otherwise upon reasonable prior notice) to such data and personnel as are involved in receiving the Services, and records as reasonably requested by Seller to facilitate Seller’s performance of this Agreement.

2.7.3 Seller shall be excused from performing any obligation under this Agreement to the extent Buyer’s failure to perform its obligations under this Agreement, including providing cooperation as set forth in this Section 2.7, hinders or prevents Seller’s performance of such obligation.

2.8 Consents. To the extent the consent of any subcontractor is needed in order for Seller to use any resources to provide the Services, Buyer shall use commercially reasonable efforts to (a) cooperate with Seller in acquiring any such consents; (b) comply with any requirements imposed on Buyer in connection with securing such consent; (c) comply with any restrictions imposed on the use of such resources; and (d) be responsible for any fees payable to such subcontractor to the extent necessary to secure the consent. Notwithstanding the foregoing or anything herein to the contrary, if Seller is unable to secure such consents, Seller’s sole liability, and Buyer’s sole remedy, will be for Seller to assist Buyer in identifying alternate resources.

2.9 Exclusions. Notwithstanding anything herein to the contrary, in no event shall Seller or any of its Affiliates be (a) obligated to provide any Services that would be unlawful for Seller to provide or that would require Seller to violate applicable Law; (b) obligated to provide any Services that in Seller’s reasonable determination could create deficiencies in Seller’s controls over financial information or adversely affect the maintenance of Seller’s financial books and records or the preparation of its financial statements; (c) obligated to hire any additional employees to perform the Services, or maintain the

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employment of any specific employee; (d) obligated to hire replacements for employees that resign, retire or are terminated, except to the extent necessary to perform the Services; (e) obligated to enter into retention agreements with employees or otherwise provide any incentive beyond payment of regular salary and benefits; (f) prevented from transferring after the Effective Date any employees who were supporting the Product or the Product Business as of the Effective Date to support other products for Seller or its Affiliates or to assume other roles with Seller or its Affiliates to the extent such employees are not required to provide Services; (g) prevented from determining, in its sole discretion, the individual employees who will provide Services; (h) obligated to purchase, lease or license any additional equipment or software; (i) obligated to create or supply any documentation or information not currently existing or reasonably available; (j) obligated to enter into new or additional contracts with Third Parties or change the scope of current agreements with Third Parties or take any actions that would result in the breach of any Third Party agreements of Seller; or (k) obligated to provide any Service to the extent and for so long as the performance of such Service becomes impracticable as a result of a cause or causes outside the reasonable control of Seller.

2.10 Data Transmission. On or prior to the last day of the Transition Period, or such earlier date(s) as Buyer may reasonably request, Seller shall cooperate and shall cause its Affiliates to cooperate to support any transfer to Buyer of data owned by Buyer that was generated through performance of the Services. If requested by Buyer, Seller shall deliver and shall cause its Affiliates to deliver to Buyer, within such time periods as the Parties may reasonably agree, all records, data, files and other information received or computed for the benefit of Buyer during the Transition Period, in electronic or hard copy form; provided, however, that Seller shall not have any obligation to provide or cause its Affiliates to provide data in any format other than the format in which such data was originally generated or stored.

2.11 Other Obligations. The Parties shall have the respective obligations with respect to the Product and Product Business set forth on Exhibit A. For clarity, the Parties’ respective obligations under Exhibit A shall not constitute Services.5

[5]	Note to Draft: Obligations set forth on Exhibit A to include handling of chargebacks, rebates, returns and government price reporting (to be agreed between signing and closing).

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ARTICLE 3

COMPENSATION

3.1 Services Fees.6 In consideration for the performance of the Services by Seller, Buyer shall pay the following fees with respect to the Services (the “Services Fees”):

3.1.1 with respect to any [            ] Service provided during the Initial Period for such [            ] Service, the applicable fees therefor set forth on Schedule 3.1 (plus Out-of-Pocket Costs); and

3.1.2 [with respect to Distribution Services provided in Schedule 2.1, the applicable fees therefor consisting of Distribution Costs;]

provided, that in each case the Services Fees shall be increased as set forth in Schedule 3.1 with respect to each Extension Period, if any. In addition, Buyer shall reimburse Seller (upon receipt of applicable receipts and other reasonable supporting documentation) for any other costs and expenses described herein (including Out-of-Pocket Costs and those costs and expenses described in Schedule 3.1), to the extent incurred in connection with providing the Services (the “Reimbursable Expenses”).

3.2 Invoicing. Seller shall, on a calendar monthly basis, invoice Buyer for applicable Services Fees and Reimbursable Expenses. To the extent applicable, Services Fees will be prorated for any partial months based on the actual number of Business Days in the month for which Seller was providing the applicable Services relative to the total number of Business Days in such month. All Services shall be billed in arrears.

3.3 Due Date. Buyer shall pay each invoice for Services Fees promptly but in no event later than 45 days after the date of receipt of such invoice. Any payments under this Agreement that are not made on or before the applicable due date shall bear interest at the per annum rate of the lesser of [*] percent per annum above the Prime Rate as reported in the print edition of The Wall Street Journal, Eastern Edition, on the payment due date or, if unavailable, on the latest date prior to the payment due date on which such rate is available, and the maximum rate allowed by Law, calculated on a daily basis on the actual number of days elapsed from the payment due date to the date of actual payment.

3.4 Taxes.

3.4.1 The amounts payable by Buyer to Seller pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by applicable Law. Seller alone shall be responsible for paying any and all Taxes (other than

[6]	Note to Draft: Structure of Services Fees subject to review and comment by the Parties once the Services have been agreed.

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withholding Taxes required to be paid by Buyer) levied on account of, or measured in whole or in part by reference to, any Payments it receives. Buyer shall deduct or withhold from the Payments any Taxes that it is required by applicable Law to deduct or withhold. Buyer shall increase the Payments by such additional amounts as are necessary to ensure that Seller receives the full amount that it would have received in the absence of such withholding Tax. Notwithstanding the foregoing, if Seller is entitled under any applicable Tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding Tax, it shall deliver to Buyer or the appropriate Governmental Authority (with the assistance of Buyer to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Buyer of its obligation to withhold Tax, and Buyer shall apply the reduced rate of withholding, or dispense with the withholding, as the case may be, to the extent it complies with the applicable Tax treaty. If, in accordance with the foregoing, Buyer withholds any amount, it shall make timely payment to the proper taxing authority of the withheld amount, and send to Seller proof of such payment as soon as practicable. Within 10 days following the date the Seller is eligible to apply any such withheld amounts to reduce a tax payment otherwise due (whether by credit, offset or other mechanism) or accepts a refund attributable to such withheld amounts, Seller shall pay Buyer the amount of such reduction or refund plus the actual Tax benefit realized resulting from such payment.

3.5 Records; Audit.

3.5.1 Each Party shall maintain, and shall cause its Affiliates to maintain, complete and accurate records and books of account documenting all expenses and all other data necessary for the calculation of the amounts payable to the other Party under this Agreement consistent with its standard procedures and policies in the ordinary course of business for a period of two years after such expenses are incurred, unless a longer retention period is required by Law.

3.5.2 Upon either Party’s request, the other Party shall, and shall cause each of its Affiliates engaged in the performance of activities under this Agreement to, permit the requesting Party and its Representatives to inspect and audit the records and books of account maintained by it pursuant to Section 3.5.1 in order to confirm the accuracy and completeness of such records and books of account and all payments hereunder; provided, that neither Party shall be entitled to exercise its inspection and audit rights under this Section 3.5.2 more than once per calendar year, unless, in any case, any prior audit resulted in an adjustment to amounts due hereunder. The Party requesting the audit shall bear all out-of-pocket costs and expenses incurred in connection with any inspection or audit performed pursuant to this Section 3.5.2; provided, however, that the audited Party shall reimburse the Party requesting the audit for all reasonable costs and expenses incurred by such Party in connection with such inspection or audit if any such audit identifies an underpayment to the auditing Party or an overpayment to the audited Party hereunder in excess of [*]% of the amounts actually payable. In any case, the full amount of the underpayment or overpayment as applicable shall be payable to the applicable Party plus accrued interest at a rate equal to the Fed (U.S.) Prime Rate, as of the date such

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payment was due, as listed in The Wall Street Journal, Eastern edition, or the maximum rate permitted under applicable Law, whichever is less. All information disclosed pursuant to this Section 3.5.2 shall be subject to the non-disclosure and non-use provisions set forth in Article 5.

ARTICLE 4

OWNERSHIP OF ASSETS, INTELLECTUAL PROPERTY AND RIGHTS OF REFERENCE

4.1 Ownership; Delivery. Subject to this Section 4.1 and Section 4.2, neither Party shall gain, by virtue of this Agreement or the Services hereunder, by implication or otherwise, any rights of ownership or use of any property or intellectual property rights owned by the other. Except with respect to work product (a) specifically contemplated by (or expressly addressed in connection with) a Service, (b) that would constitute Purchased Assets if such work product existed on the Effective Date (c) that constitute intellectual property rights that are exclusively related to the Product, all Copyrights, Patents, trade secrets, know-how, Trademarks, other intellectual property rights, data, records, information, materials, documents and filings that are conceived or made by Seller, its Affiliates, or its subcontractors in the course of Seller’s performance of Services and other activities under this Agreement shall be solely owned by Seller. In addition, except as otherwise set forth in herein, under no circumstances shall Seller be obligated to deliver or provide to Buyer, or otherwise make available or provide Buyer access to, any item (including any data, contract, report, diagram or other such information or writing) which Seller is not otherwise obligated to provide to Buyer under the terms of the Asset Purchase Agreement.

4.2 Limited License. Solely for and with respect to the performance of Services and other activities under this Agreement during the Transition Period, Buyer (on behalf of itself and its Affiliates) hereby grants to Seller and its Affiliates a non-exclusive, royalty-free, non-transferable license and right of reference, with the right to grant further licenses and rights of reference, to all intellectual property, Regulatory Documentation and Product Records included within the Purchased Assets necessary or useful to perform the Services hereunder.

ARTICLE 5

CONFIDENTIALITY

5.1 Confidentiality. Section 5.4 of the Asset Purchase Agreement is hereby incorporated by reference into this Agreement, mutatis mutandis.

ARTICLE 6

LIMITATION OF LIABILITY; INDEMNIFICATION

6.1 Limitation of Liability. None of Seller, its Affiliates or any employees or agents of Seller or its Affiliates shall be liable to

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Buyer, its Affiliates or any Third Party for, and Buyer releases and forever discharges Seller, its Affiliates and any employees or agents of Seller and its Affiliates, from any and all Losses arising out of or connected with any act or omission of Seller, its Affiliates or any employees or agents of Seller or its Affiliates, pursuant to this Agreement or with respect to the Services, other than Losses to the extent arising out of the gross negligence or willful and intentional misconduct of Seller, its Affiliates or subcontractors or any material breach by Seller or any of its Affiliates under this Agreement. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD, NEITHER BUYER NOR SELLER SHALL BE LIABLE TO THE OTHER OR THEIR AFFILIATES OR ANY THIRD PARTY, FOR ANY CLAIMS, DEMANDS OR SUITS FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR MULTIPLE DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY. The maximum aggregate liability of Seller and its Affiliates to Buyer and any of its Affiliates under this Agreement shall be (x) with respect to any particular Service provided hereunder, an amount not to exceed the least of (i) the Services Fee paid by Buyer to Seller for such Service, (ii) Buyer’s cost of performing such Service itself during the remainder of the Transition Period, and (iii) Buyer’s cost of obtaining such Service from a Third Party during the remainder of the Transition Period, and (y) in the aggregate, not to exceed the Services Fees paid by Buyer to Seller hereunder (the “Seller Cap”).

6.2 Indemnification. Except as set forth in the Asset Purchase Agreement with respect to matters covered thereby and subject to this Article 6, Buyer shall indemnify, defend, and hold harmless Seller and its Affiliates and subcontractors, and each of their directors, officers, shareholders, employees and agents, from and against any and all Losses incurred by any such Person (including any such Losses incurred in connection with any Third Party causes of action, suits, actions or proceedings or other such claims) arising from or relating to (a) the acts or omissions of Buyer, its Affiliates, employees, suppliers, agents, invitees or subcontractors in connection with this Agreement; (b) any performance or failure to perform by Buyer, its Affiliates, employees, suppliers, agents, invitees or subcontractors under this Agreement; or (c) the performance by Seller, its Affiliates or its subcontractors of Seller’s obligations under this Agreement, except, in each case, to the extent caused by the gross negligence or willful and intentional misconduct of Seller or any of its Affiliates or any of its employees or subcontractors or any material breach by Seller or any of its Affiliates under this Agreement (“Seller-related Losses”), in which case, subject to this Article 6, Seller shall indemnify, defend and hold harmless Buyer and its Affiliates, and each of their directors, officers, shareholders, employees and agents, from and against any such Seller- related

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Losses; provided that the maximum aggregate liability of Seller and its Affiliates under this Section 6.2 for Seller-related Losses shall not exceed the Seller Cap. All indemnification claims made pursuant to this Section 6.2 shall be governed by Section 7.2.2 of the Asset Purchase Agreement, to the extent such claims relate to claims made by a Third Party. All indemnification claims made pursuant to this Section 6.2 shall be governed by Section 7.2.2 of the Asset Purchase Agreement, to the extent such claims relate to claims made by a Third Party.

6.3 Exclusivity. Except in the case of common law fraud and except for equitable remedies that may be available to a Party, each Party’s and its Affiliates’ sole and exclusive remedy with respect to any and all claims relating to this Agreement and the transactions contemplated by this Agreement shall be pursuant to the indemnification provisions set forth in this Article 6. In furtherance of the foregoing, except in the case of common law fraud, each Party hereby waives any and all rights, claims and causes of action whether based on warranty, in contract, in tort (including negligence or strict liability) or otherwise that such Party or its Affiliates may have against the other Party, any of its Affiliates or any other Person, arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article 6. No past, present or future Representative, incorporator, member, partner or stockholder of Seller or any of its Affiliates shall have any liability, whether based on warranty, in contract, in tort (including negligence or strict liability) or otherwise, for any obligations or liabilities of Seller or any of its Affiliates arising under, in connection with or related to this Agreement or for any claim based on, in respect of or by reason of the Services provided hereunder or other transactions contemplated hereby.

ARTICLE 7

TERM AND TERMINATION

7.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until the earlier of (a) the date on which this Agreement is terminated in accordance with this Article 8 and (b) the latest date set forth in Schedule 2.1 (such period, the “Initial Period”), unless the Parties otherwise agree in writing to extend the term of the Agreement (any such period, an “Extension Period” and together with the Initial Period, the “Transition Period”). For clarity, all obligations of Seller to provide to Buyer any Services under this Agreement shall cease at the end of the Transition Period.

7.2 Termination of Services.

7.2.1 Buyer may at any time prior to the end of the Transition Period and upon [●] Business Days’ prior written notice to Seller, terminate this Agreement in its entirety or with respect to all or any Services, whereupon, from and after the date of termination specified in such written notice, Seller’s obligation to provide such Services to Buyer shall cease and Buyer shall have no obligation to pay Seller for such Service(s) (other than with respect to those Services requested by Buyer, and performed by Seller or its Affiliates or subcontractors, and costs incurred, or non-cancellable commitments made, prior to termination); provided, that if the

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termination of any Service prevents or materially hinders Seller’s ability to provide any other Service and Seller has informed Buyer of such prior to the termination of such first Service, Seller’s obligation to provide such other Service to Buyer shall cease and Buyer shall have no obligation to pay Seller for such other Service (other than with respect to those costs incurred, or non-cancellable commitments made, prior to termination).

7.2.2 In the event that either Party (the “Breaching Party”) breaches any of its material obligations under this Agreement, the other Party (the “Complaining Party”) may terminate this Agreement upon [*] prior written notice (such [*] period), the “Notice Period”) to the Breaching Party, specifying the breach and its claim of right to terminate; provided, that the termination of this Agreement shall not become effective at the end of the Notice Period if (a) the Breaching Party cures such breach during the Notice Period or (b) such breach cannot be cured during the Notice Period and the Breaching Party commences and diligently pursues actions to cure such breach within the Notice Period, in which case the Breaching Party shall have an additional [*] period to cure such breach before such termination shall become effective.

7.2.3 Either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party (a) files in any court or with any other Governmental Authority, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets; (b) proposes a written agreement of composition or extension of its debts; (c) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [*] after the filing thereof; (d) consents to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Party or for any substantial part of its property or makes any assignment for the benefit of creditors; (e) admits in writing its inability to pay its debts generally as they become due; or (f) has issued or levied against its property any judgment, writ, warrant of attachment or execution or similar process that represents a substantial portion of its property.

7.2.4 This Agreement may be terminated upon the mutual written agreement of Buyer and Seller at any time.

7.3 Accrued Rights; Surviving Obligations.

7.3.1 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

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7.3.2 Surviving Obligations. Without limiting the foregoing, [Section 2.11, Article 3, Article 4, Article 5, Article 6, Section 7.3, and Article 8]7 shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 8

MISCELLANEOUS

8.1 Force Majeure. Except for the obligation to pay monies due and owing, neither Party shall be liable for any failure to perform or any delays in performance, and no such Party shall be deemed to be in breach or default of its obligations set forth in this Agreement, if, to the extent and for so long as, such failure or delay is due to any causes that are beyond its reasonable control and without its fault or negligence, including, without limitation, such causes as acts of God, natural disasters, fire, flood, severe storm, earthquake, civil disturbance, lockout, riot, order of any court or administrative body, embargo, acts of government, war (whether or not declared), acts of terrorism, or other similar causes (“Force Majeure Event”). In the event of a Force Majeure Event, the Party prevented from or delayed in performing shall promptly give notice to the other Party and shall use commercially reasonable efforts to avoid or minimize the delay. In the event that the delay continues for a period of at least 30 days, the Party affected by the other Party’s delay may elect to (a) suspend performance and extend the time for performance for the duration of the Force Majeure Event, or (b) terminate this Agreement without any liability to either Party.

8.2 Independent Contractor. The Parties and each of their respective Affiliates shall each be an independent contractor in the performance of its obligations hereunder. No Third Party, including any employee of any Party or any of such Party’s affiliates, shall have or acquire any rights by reason of this Agreement.

8.3 Governing Law, Jurisdiction, Venue and Service.

8.3.1 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

8.3.2 Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial.

[7]	Note to Draft: To be updated by the parties prior to execution.

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8.3.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

8.3.4 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 9.2.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

8.4 Notices.

8.4.1 Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement (each, a “Notice”) shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission or by email of a PDF attachment (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 9.2.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party at least 10 days’ prior to such address taking effect in accordance with this Section 9.2. Such Notice shall be deemed to have been given as of the date delivered by hand or internationally recognized overnight delivery service or confirmed that it was received by facsimile or email (with receipt confirmed by telephone or, solely in the case of facsimile, by email or by delivery (in addition to such facsimile) of such communication by internationally recognized overnight delivery service that maintains records of delivery). Any Notice delivered by email or facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter.

8.4.2 Address for Notice.

If to Seller, to:

Amylin Pharmaceuticals, LLC

c/o AstraZeneca Pharmaceuticals LP

1800 Concord Pike

P.O. Box 15437

Wilmington, DE 19850 5437

Facsimile: (302) 886-1578

Attention: President

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with a copy (which shall not constitute notice) to:

Amylin Pharmaceuticals, LLC

c/o AstraZeneca Pharmaceuticals LP

1800 Concord Pike

P.O. Box 15437

Wilmington, DE 19850 5437

Facsimile: (302) 886-1578

Attention: General Counsel

and a copy (which shall not constitute notice) to:

Covington & Burling LLP

1201 Pennsylvania Avenue, N.W.

Washington, DC 20004

Facsimile: (202) 662-6291

Attention: Catherine J. Dargan

                  Michael J. Riella

If to Buyer, to:

Aegerion Pharmaceuticals, Inc.

One Main Street, Suite 800

Cambridge, MA 02142

Facsimile: (617) 945-7968

Attention: Marc Beer, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Aegerion Pharmaceuticals, Inc.

One Main Street, Suite 800

Cambridge, MA 02142

Facsimile: (617) 945-7968

Attention: Anne Marie Cook, General Counsel

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and a copy (which shall not constitute notice) to:

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Facsimile: (617) 235-0706

Attention: Marc Rubenstein

8.5 No Benefit to Third Parties. The covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified Person under Article 6, they shall not be construed as conferring any rights on any other Persons.

8.6 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein. The rights and obligations of the Parties under this Agreement shall be cumulative to and not exclusive of the rights and obligations of the Parties contained in the Asset Purchase Agreement.

8.7 Assignment. Neither this Agreement nor either Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by either Party without the prior written consent of the other Party shall be void and of no effect; provided, however, that either Party may assign or delegate any or all of its rights or obligations hereunder to an Affiliate without the prior written consent of the other Party, but the assigning Party shall remain responsible for all of its obligations hereunder notwithstanding any such assignment. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

8.8 Amendment. Except as expressly provided herein, this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

8.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if

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the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

8.10 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

8.11 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

8.12 Entire Agreement. This Agreement, together with the Asset Purchase Agreement, the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Disclosure Schedules, the other Ancillary Agreements and the other agreements, certificates and documents delivered in connection with the Asset Purchase Agreement or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern. In the event of any inconsistency between this Agreement and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern.

[Signature page follows]

17

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IN WITNESS WHEREOF, Seller and Buyer have duly executed this Agreement as of the date first written above.

AMYLIN PHARMACEUTICALS, LLC

By:
Name:
Title:

AEGERION PHARMACEUTICALS, INC.

By:
Name:
Title:

1

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Exhibit A

Other Obligations8

[8]	Note to Draft: To come.

Schedule 2.1 - 1

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Schedule 2.1

Services9

[9]	Note to Draft: To come.

Schedule 2.1 - 1

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Schedule 3.1

Fees10

[10]	Note to Draft: Fees to be agreed upon once Buyer designates desired Services.

Schedule 3.1 - 1

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EXHIBIT G

Required Consents

License Agreement between Amylin Pharmaceuticals, Inc. and Amgen Inc., dated February 7, 2006 (Consent)

License Agreement between Amylin Pharmaceuticals, Inc. and Shionogi & Co., Ltd., dated July 8, 2009 (Consent)

Commercial Manufacture and Supply Agreement between Amylin Pharmaceuticals, Inc. and Hospira Worldwide, Inc., effective as of August 1, 2011, as amended by First Amendment dated February 3, 2012, Second Amendment dated March 25, 2013, and Third Amendment dated November 19, 2013 (Consent)

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EXHIBIT H

National Institutes of Health Matters

Amgen Inc. (“Amgen”) entered into a Material Cooperative Research and Development Agreement ratified on June 20, 2000 (as amended) with the National Institutes of Diabetes and Digestive and Kidney Disease, an Institute of the National Institutes of Health (the “NIH”) (the “Materials CRADA”).

Effective February 7, 2006, Amgen granted a license under Amgen’s intellectual property rights to the Subject Invention (as defined in the Materials CRADA) to Amylin Pharmaceuticals, Inc. (“Amylin”), pursuant to that certain License Agreement between Amylin and Amgen, dated February 7, 2006 (the “Amgen License”). NIH may have a joint ownership interest in the Subject Invention.

As soon as reasonably practicable after the Execution Date, Seller shall use its commercially reasonable efforts (not requiring the payment of money) to obtain a written consent from NIH, substantially covering the matters set forth below and subject to Sections 4.3(a)-(c) of this Agreement, and in a form to be agreed to by the Parties:

[*]

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EXHIBIT I

University of Texas Southwestern Medical Center Matters

Amgen Inc. (“Amgen”) entered into a Clinical Research Grant Agreement, effective as of July 24, 2000 (as amended), with The University of Texas Southwestern Medical Center at Dallas (the “Institution”), a component of The University of Texas System (the “UTSW Agreement”).

Effective February 7, 2006, Amgen granted a license under Amgen’s intellectual property rights to the Study Drug Data (as defined in the UTSW Agreement) to Amylin Pharmaceuticals, Inc. (“Amylin”), pursuant to that certain License Agreement between Amylin and Amgen, dated February 7, 2006 (the “Amgen License”). The Institution may have a joint ownership interest in the Study Drug Data.

As soon as reasonably practicable after the Execution Date, Seller shall use its commercially reasonable efforts (not requiring the payment of money) to obtain a written consent from the Institution, substantially covering the matters set forth below and subject to Sections 4.3(a)-(c) of this Agreement, and in a form to be agreed to by the Parties:

•	Consent to the grant by Amgen, pursuant to and in accordance with the terms of the Amgen License, of a license under Amgen’s intellectual property rights to the Study Drug and Study Drug Data and to the grant of any additional sublicenses of such rights without any obligation to account to the Institution for profits;

•	Consent to the grant by Amgen, pursuant to and in accordance with the terms of the Amgen License, of a sublicense under the exclusive license granted by Institution to Amgen in Section 6B of the UTSW Agreement and to the grant of any additional sublicenses thereof without any obligation to account to the Institution for profits;

•	Agreement to join in any action initiated by Buyer or any affiliate or licensee or sublicensee of Buyer in connection with the enforcement of any patent or other intellectual property protection on the Study Drug or Study Drug Data and consent to any such action being brought by Buyer or any affiliate or licensees or sublicensees, as applicable;

•	Consent to the filing of an application for, and agreement to provide reasonable assistance to Buyer to obtain, supplementary protection certificates, patent term extensions or similar protection for any patent or intellectual property protection on the Study Drug or Study Drug Data (“Patent Extensions”), including, but not limited to, making available to Buyer (to the extent reasonably and useful to obtain any such Patent Extensions in a particular country) copies of all necessary documentation to enable Buyer to use the same for the purpose of obtaining Patent Extensions in any country; and

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•	Consent that Buyer will have exclusive control of the prosecution and maintenance on any patent or intellectual property protection on the Study Drug or Study Drug Data, and of the Patent Extensions and will make all decisions with regards thereto (including regarding any interferences, oppositions, reissue proceedings and re-examinations with respect thereto).

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EXHIBIT J

Buyer and Seller Press Releases

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AEGERION PHARMACEUTICALS ACQUIRES MYALEPT™

FROM ASTRAZENECA

Conference call to be held at 8:00 a.m. EST today

CAMBRIDGE, Mass., November 6, 2014 – Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR) today announced that it has entered into a definitive agreement with AstraZeneca to acquire Myalept™ (metreleptin for injection), an orphan product that is indicated to treat complications of leptin deficiency in patients with generalized lipodystrophy.

Myalept is the first and only product approved in the US for the treatment of generalized lipodystrophy, and it has orphan drug designation in the US, EU, and Japan. Myalept is a recombinant analogue of human leptin, indicated in the US as an adjunct to diet as replacement therapy to treat the complications of leptin deficiency in patients with congenital or acquired generalized lipodystrophy.

Under the terms of the agreement, Aegerion will pay AstraZeneca $325 million upfront to acquire the global rights to develop, manufacture and commercialize Myalept, subject to an existing distributor license with Shionogi covering Japan, South Korea, and Taiwan. The transaction does not include the transfer of any AstraZeneca employees or facilities.

Luke Miels, Executive Vice President, Global Product and Portfolio Strategy, AstraZeneca, said: “Generalized lipodystrophy is a rare condition with significant unmet medical need that can impact every aspect of a patient’s health. Myalept is the first therapy to provide a real option for treating complications of this disease, and we are pleased that patients will benefit from its progress under Aegerion as a company with expertise in rare diseases. The divestment of Myalept reinforces our focus on core strategic priorities, and will allow us to concentrate our resources on disease areas where we can make the biggest difference to patients.”

Marc Beer, Chief Executive Officer of Aegerion, said: “The therapeutic profile of Myalept is ideally aligned with Aegerion’s commitment to bring innovative therapies to patients with rare diseases. We plan to apply our team’s first-hand experience in bringing a novel therapy for a rare dyslipidemia to patients who have previously had inadequate therapeutic alternatives. We expect the Myalept business to be highly synergistic with our current operations.”

The divestment transaction is subject to closing conditions, including the receipt of antitrust clearance from the US Federal Trade Commission. The companies expect the transaction to complete in January 2015.

– ENDS –

Conference Call Information

Aegerion will host a conference call today at 8:00 am EST to discuss the Myalept acquisition. To listen to the conference call, dial (866) 516-3002 (international callers dial (760) 298-5082). In addition, the presentation will be webcast live, and may be accessed for up to 30 days following the call, by visiting the “Investors” section of Aegerion’s website, www.aegerion.com. An accompanying slide presentation also can be accessed via the “Investors” section of the Aegerion website.

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NOTES TO EDITORS

About Generalized Lipodystrophy

Generalized lipodystrophy consists of a rare set of syndromes that are inherited or acquired through an autoimmune response and that are characterised by loss of fat tissue, typically from under the skin. The underlying reason is a deficiency in leptin, leading to an inability to store triglycerides in normal fat depots. This often leads to severe insulin resistance and diabetes, severe hypertriglyceridemia along with a concomitant increased risk of acute pancreatitis, and hepatic steatosis, which can lead to cirrhosis.

Myalept™ (metreleptin for injection)

INDICATION and IMPORTANT SAFETY INFORMATION for Myalept™ (metreleptin for injection)

INDICATION

Myalept™ (metreleptin for injection) is a recombinant human leptin analog indicated as an adjunct to diet as replacement therapy to treat the complications of leptin deficiency in patients with congenital or acquired generalized lipodystrophy.

LIMITATIONS OF USE

•	The safety and effectiveness of MYALEPT (metreleptin for injection) for the treatment of complications of partial lipodystrophy or for the treatment of liver disease, including nonalcoholic steatohepatitis (NASH), have not been established.

•	MYALEPT is not indicated for use in patients with HIV-related lipodystrophy or in patients with metabolic disease, including diabetes mellitus and hypertriglyceridemia, without concurrent evidence of congenital or acquired generalized lipodystrophy.

IMPORTANT SAFETY INFORMATION

WARNING: RISK OF ANTI-METRELEPTIN ANTIBODIES WITH NEUTRALIZING ACTIVITY AND RISK OF LYMPHOMA

•	Anti-metreleptin antibodies with neutralizing activity have been identified in patients treated with MYALEPT. The consequences of these neutralizing antibodies are not well characterized but could include inhibition of endogenous leptin action and/or loss of MYALEPT efficacy. Severe infection and/or worsening metabolic control have been reported. Test for anti-metreleptin antibodies with neutralizing activity in patients who develop severe infections or show signs suspicious for loss of MYALEPT efficacy during treatment. Contact Bristol Myers-Squibb at 1-866-216-1526 for neutralizing antibody testing of clinical samples.

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•	T-cell lymphoma has been reported in patients with acquired generalized lipodystrophy, both treated and not treated with MYALEPT. Carefully consider the benefits and risks of treatment with MYALEPT in patients with significant hematologic abnormalities and/or acquired generalized lipodystrophy.

•	Because of these risks associated with the development of anti-metreleptin antibodies that neutralize endogenous leptin and/or MYALEPT and the risk for lymphoma, MYALEPT is available only through a restricted program under a Risk Evaluation and Mitigation Strategy (REMS) called the MYALEPT REMS PROGRAM.

CONTRAINDICATIONS

MYALEPT (metreleptin for injection) is contraindicated in patients with:

•	General obesity not associated with congenital leptin deficiency. MYALEPT has not been shown to be effective in treating general obesity, and the development of anti-metreleptin antibodies with neutralizing activity has been reported in obese patients treated with MYALEPT

•	Prior severe hypersensitivity reactions to metreleptin or to any of the product components. Known hypersensitivity reactions have included urticaria and generalized rash.

WARNINGS AND PRECAUTIONS

Risk for Development of Antibodies that Neutralize Endogenous Leptin and/or MYALEPT

Anti-metreleptin antibodies with in vitro neutralizing activity to leptin associated with adverse events consistent with loss of endogenous leptin activity and/or loss of efficacy have been identified in two patients with generalized lipodystrophy treated with MYALEPT (severe infections, increases in HbA1c and triglycerides), and in three patients without lipodystrophy who received MYALEPT in clinical studies (excessive weight gain, development of glucose intolerance or diabetes mellitus). The clinical implications associated with development of anti-metreleptin antibodies with neutralizing activity are not well-characterized at this time due to the small number of reports. Test for anti-metreleptin antibodies with neutralizing activity in patients who develop severe infections or show signs suspicious for loss of MYALEPT efficacy during treatment.

Lymphoma

•	Three cases of T-cell lymphoma have been reported in the MYALEPT lipodystrophy program; all three patients had acquired generalized lipodystrophy. Two of these patients were diagnosed with peripheral T-cell lymphoma while receiving MYALEPT. Both had immunodeficiency and significant hematologic abnormalities including severe bone marrow abnormalities before the start of MYALEPT treatment. A separate case of anaplastic large cell lymphoma was reported in a patient receiving MYALEPT (metreleptin for injection) who did not have hematological abnormalities before treatment.

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•	Lymphoproliferative disorders, including lymphomas, have been reported in patients with acquired generalized lipodystrophy not treated with MYALEPT. A causal relationship between MYALEPT treatment and the development and/or progression of lymphoma has not been established. Acquired lipodystrophies are associated with autoimmune disorders, and autoimmune disorders are associated with an increased risk of malignancies including lymphomas.

•	The benefits and risks of MYALEPT treatment should be carefully considered in patients with acquired generalized lipodystrophy and/or those with significant hematologic abnormalities (including leukopenia, neutropenia, bone marrow abnormalities, lymphoma and/or lymphadenopathy).

MYALEPT REMS Program

MYALEPT is available only through a restricted distribution program under a REMS, called the MYALEPT REMS Program, because of the risks associated with the development of anti-metreleptin antibodies that neutralize endogenous leptin and/or MYALEPT and the risk for lymphoma [see Warnings and Precautions section].

Further information is available at www.myaleptrems.com or 1-855-6MYALEPT.

About Aegerion

Aegerion Pharmaceuticals is a biopharmaceutical company dedicated to the development and commercialization of innovative therapies for patients with debilitating rare diseases. For more information about the company, please visit www.aegerion.com.

About AstraZeneca

AstraZeneca is a global, innovation-driven biopharmaceutical business that focuses on the discovery, development and commercialisation of prescription medicines, primarily for the treatment of cardiovascular, metabolic, respiratory, inflammation, autoimmune, oncology, infection and neuroscience diseases. AstraZeneca operates in over 100 countries and its innovative medicines are used by millions of patients worldwide. For more information please visit: www.astrazeneca.com

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding: the anticipated timeline for completing the proposed transaction between AstraZeneca and Aegerion and Aegerion’s proposed launch of Myalept; the benefits of the proposed transaction, including Aegerion’s expectations of synergies with its current operations; and the commercial potential and growth opportunity for Myalept. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Aegerion’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other factors: the risk that the transaction does not close, including, but not

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limited to, due to the failure to satisfy the closing conditions, including Hart-Scott-Rodino clearance of the transaction; the possibility that the expected synergies from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the Myalept product business will not be integrated successfully into Aegerion’s current operations; and other risks inherent in commercialization, drug development and the regulatory approval process. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

For disclosure regarding other risks faced by Aegerion, see the disclosure contained in the “Risk Factors” section of Aegerion’s Quarterly Report on Form 10-Q filed on August 8, 2014, and our other public filings with the Securities and Exchange Commission, available on the SEC’s website at http://www.sec.gov.

Neither AstraZeneca nor Aegerion undertakes any obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

AEGERION CONTACT

Investors & Media

Amanda Murphy

Manager of Investor Relations & Public Relations

857-242-5024

Amanda.murphy@aegerion.com

ASTRAZENECA CONTACTS

Media Inquiries
Esra Erkal-Paler	+44 20 7604 8030 (UK/Global)
Vanessa Rhodes	+44 20 7604 8037 (UK/Global)
Ayesha Bharmal	+44 20 7604 8034 (UK/Global)
Karen Birmingham	+44 20 7604 8120 (UK/Global)
Jacob Lund	+46 8 553 260 20 (Sweden)
Michele Meixell	+ 1 302 885 6351 (US)

Investor Inquiries
Thomas Kudsk Larsen	+44 20 7604 8199	mob: +44 7818 524185
Karl Hård	+44 20 7604 8123	mob: +44 7789 654364
Jens Lindberg		mob: +44 7557 319729
Anthony Brown	+44 20 7604 8067	mob: +44 7585 404943
Eugenia Litz	+44 20 7604 8233	mob: +44 7884 735627